U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

         Pre-Effective Amendment No.
                                            ---------


         Post-Effective Amendment No.            6
                                            ---------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

         Amendment No.                           9
                                             --------


                        (Check appropriate box or boxes)

                          TFS CAPITAL INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         1800 Bayberry Court, Suite 103
                            Richmond, Virginia 23226
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (804) 484-1401

                                 Wade R. Bridge
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):


/ /   immediately upon filing pursuant to paragraph (b)
/X/   on October 29, 2007 pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a) (1)
/ /   on (date) pursuant to paragraph (a) (1)
/ /   75 days after filing pursuant to paragraph (a) (2)
/ /   on (date) pursuant to paragraph (a) (2) of Rule 485(b)


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        ---------------------------------

                             TFS Market Neutral Fund
                               TFS Small Cap Fund

                        ---------------------------------

                              EACH A SERIES OF THE
                          TFS Capital Investment Trust

                        ---------------------------------


                                   PROSPECTUS
                                November 1, 2007


                             [TFS CAPITAL(R) LOGO]

            For more information or assistance in opening an account,
                      please call toll-free 1-888-534-2001.

This prospectus has information about the Funds that you should know before you invest. The Funds may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS

Risk/Return Summary............................................................3

Fees and Expenses.............................................................11

Fund Management...............................................................13

How the Funds Value Their Shares..............................................16

How to Buy Shares.............................................................17

How to Redeem Shares..........................................................21

Dividends, Distributions and Taxes............................................24

Financial Highlights..........................................................25

Customer Privacy Policy.......................................................27

For More Information..................................................Back Cover

INVESTMENT ADVISER                              INDEPENDENT REGISTERED
TFS Capital LLC                                 PUBLIC ACCOUNTING FIRM
1800 Bayberry Court, Suite 103                  Deloitte & Touche LLP
Richmond, Virginia 23226                        250 East Fifth Street
                                                Cincinnati, Ohio 45202


ADMINISTRATOR/TRANSFER AGENT                    LEGAL COUNSEL
Ultimus Fund Solutions, LLC                     Sullivan & Worcester LLP
225 Pictoria Drive, Suite 450                   One Post Office Square
Cincinnati, Ohio 45246                          Boston, Massachusetts 02109


CUSTODIAN
UMB Bank
928 Grand Boulevard
Kansas City, Missouri 64106


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

RISK/RETURN SUMMARY
================================================================================

TFS MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE

TFS MARKET NEUTRAL FUND seeks to produce capital appreciation while having a low correlation to the U.S. equity market. The term "U.S. equity market" means the S&P 500 Index. In addition, it seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. "Long-only," as used in this Prospectus, refers to a portfolio of common stocks that mimics the movement of the U.S. equity market, as opposed to one that attempts to hedge equity market risk through the use of short positions, equity options or futures contracts. There is no guarantee that the Fund will achieve its investment objective. The Fund's investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Market Neutral Definition: The Fund employs a "market neutral" strategy, which is defined by TFS Capital LLC (the "Adviser" or "TFS") as a strategy designed to generate returns that have a low correlation to the U.S. equity market. Consequently, the Adviser will actively manage the Fund's holdings in an effort to maintain a low correlation to the movements of the U.S. equity market. The Fund does not seek to adhere to any other definition of market neutrality including, but not limited to, dollar neutrality, beta neutrality, capitalization neutrality or sector neutrality.

TECHNIQUES FOR MAINTAINING MARKET NEUTRALITY: The Fund seeks to minimize overall U.S. equity market risk by taking both long and short positions in U.S. common stocks. The Fund will generally own a diversified portfolio of common stocks and will maintain a short position in a different diversified portfolio of common stocks. The Fund will primarily invest in common stocks and, to a lesser degree, in registered investment companies. In addition, the Fund may invest in equity options, financial futures, and other types of equity derivatives. These additional securities would be used by the Adviser, in lieu of suitable common stock or because of liquidity constraints, to offset positions and maintain the desired level of market neutrality. The Fund expects to rarely utilize derivative securities, does not use derivatives for speculative purposes, and will not commit more than 20% of the Fund's net assets to investments in derivative securities.

---------------------------------------------
    A long position represents an ordinary
         purchase of a common stock.

   A short position (making a short sale) is established by selling borrowed shares and attempting to buy them back at a lower price.

        Borrowed shares must be repaid
  (i.e., short positions must be "covered")
   whether or not the stock price declines.
---------------------------------------------

When the Fund is selling securities short it must maintain a segregated account with its custodian of cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (e.g. U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

TYPES OF SECURITIES UTILIZED: The Fund will primarily invest in common stocks that are traded on U.S. exchanges. The Fund will not be limited to selecting common stocks within a specific market capitalization, sector or style (e.g., growth vs. value). The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks. Consequently, the portfolio of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles, capitalizations, and sectors. The Fund expects that the average capitalization of the portfolio will be in the "Mid" capitalization range ($1 to $5 billion market capitalization). The sector weightings, average capitalization and style classification are not intended to be static and will vary over time. The Fund may also invest, on a limited basis, in equity options, financial futures, and other types of equity derivatives as described above in Techniques for Maintaining Market Neutrality.

The Fund may commit up to 25% of its net assets (including both long and short positions) in other registered investment companies ("RICs"). RICs include, among others, open-end mutual funds, closed-end funds and exchange traded funds, and incur management fees and other operating expenses. A closed-end fund is a fund that has a set number of shares outstanding and trades like a stock on a stock exchange. Exchange traded funds generally consist of portfolios of stocks which closely track the performance and dividend yield of an index, either broad based, sector or international. Exchange traded funds trade like common stocks and can be bought and sold throughout a trading day. The Fund expects at this time that the majority of its investments in RICs will be in closed-end funds. Closed-end funds may trade at their net asset value; however, they typically trade at either a discount or premium to the underlying net asset value of the securities held by the closed-end fund. The Adviser believes that certain inefficiencies exist in the marketplace with the pricing of closed-end funds and that these inefficiencies provide potential investment opportunities for the Fund. In the Adviser's opinion these inefficiencies are likely the result of short-term imbalances in supply and demand for the shares of a closed-end fund. Based on these perceived imbalances, the Adviser will either buy the closed-end fund or, in the alternative, sell short the closed-end fund. For example, where the Adviser believes demand is going to increase the Adviser will buy the closed-end fund or in the situation where the Adviser believes demand is decreasing the Adviser will sell short the closed-end fund.

QUANTITATIVE STOCK SELECTION MODELS: The Adviser utilizes a quantitative and objective investment decision-making process to select individual common stocks for the Fund. The Adviser has developed proprietary "stock-selection" models that are intended to predict the future performance of individual stocks relative to the overall U.S. equity market. These models were developed through extensive historical analysis of stock-screening variables. The models may include fundamental and technical variables, as well as macro-economic indicators. The exact variables utilized are deemed to be proprietary and the Adviser believes it may be in the best interest of the Fund to not disclose these variables. With the assistance of multiple trading models, the Adviser will purchase common stocks (long positions) that it expects to outperform the overall U.S. equity market and will also sell short securities that it expects to underperform the overall U.S. equity market. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

FREQUENT POSITION REBALANCING: Each quantitative model developed by the Adviser is designed to rebalance at a predetermined time interval. However, not all models will necessarily rebalance on the same time interval. Consequently, because multiple models may dictate trading decisions on a portion of the overall portfolio, different portions of the portfolio may rebalance at different time intervals. Moreover, the share of the overall portfolio assigned to each model may change over time resulting in more or less frequent rebalancing. It should be noted that although the models are designed to rebalance at a predetermined time interval, the Adviser may open and close positions, at its sole discretion, and will frequently do so for operational and other reasons. The models are generally designed to rebalance on a daily, weekly, monthly or quarterly basis. At each interval, each individual model will re-rank the target universe of U.S. common stocks in order to determine what trades are required on that portion of the overall portfolio. Typically, rebalancing results in the Adviser only selling, or covering in the case of short positions, a small portion of the Fund's portfolio and replacing them with new securities. The Adviser believes that there are significant benefits to frequently evaluating its models and rebalancing the Fund's portfolio as suggested by the models. Consequently, the Fund expects to engage in frequent portfolio transactions that will result in a portfolio turnover that is significantly higher than that of most other mutual funds. The Adviser anticipates that the Fund's annual portfolio turnover rate will not exceed 500%.

LEVERAGING: When the Adviser believes that market conditions are appropriate, the Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as "leveraging." The Fund may "leverage" up to one-third of the value of the Fund's total assets, which includes the value of the borrowed assets. The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in common stock when the Fund believes the return from the common stock financed will be greater than the interest expense paid on the borrowing. The Adviser believes, given the Fund's market neutral strategy style, that the strategic use of leverage is valuable in producing attractive performance and is in the best interest of shareholders.

PRINCIPAL RISKS

An investment in the TFS Market Neutral Fund carries risk and, if you invest in the Fund, you may lose money. Keep in mind that the investment strategies used by the Fund are highly speculative and involve a high degree of risk. Below are the primary risks unique to an investment in this Fund. Please see the section "Principal Risks Related to Both Funds" below for additional risk information.

MARKET NEUTRAL STYLE RISK - During a "bull" market, when most equity securities and long-only mutual funds are increasing in value, the Fund's short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds. This underperformance is an expected effect of the ongoing hedging techniques that are a core component of the Fund's strategy.

SHORT SALE RISK - Short sales are transactions in which the Fund sells a stock it does not own. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Keep in mind that the Fund's investments in shorted stocks are more risky than its investments in its long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, theoretically there is no limit on the amount of losses that the Fund could incur with respect to securities sold short. Before investing in the Fund, make sure you completely consider these risks.

The Fund will incur increased transaction costs associated with selling securities short. In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash or high-grade securities equal to (i) the greater of the current market value of the stocks sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

RISKS OF INVESTMENTS IN RICS - To the extent that it invests in other RICs, the Fund incurs greater expenses, such as its own management fees and other operating expenses, than an investor would incur who invested directly in the RICs. The Fund's investments in other RICs are subject to all of the underlying risks of such RICs. These include such general risks as market risk and management risk. In addition to these risks, the Fund's investment in a closed-end or exchange traded fund is subject to the risk that the fund may trade at prices significantly different from the fund's net asset value. Investments in a closed-end fund may be subject to liquidity risk (that is, the potential that the Fund may be unable to dispose of the closed-end fund shares promptly or at a reasonable price).


DERIVATIVE RISK - The Fund may invest, on a limited basis, in derivatives consisting primarily of equity options and financial futures. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund's return. In addition, the Fund may be unable to close out a position because the market for an option or futures contract may become illiquid.


LEVERAGING RISK - When utilized, the Fund's leveraging activities may exaggerate any increase or decrease in the net asset value of the Fund. By using leverage, the Fund may lose more than the amount invested. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund. The Fund may lose money as a result of its leveraging activities.

HIGH MANAGEMENT FEE - It should be noted that the Fund's management fees are higher than the fees charged to manage most other mutual funds. The Adviser believes that the fees are reasonable in relation to the operationally intensive and highly complex strategies used in managing the Fund's assets. For a basic understanding of the costs of investing in the Fund, please review the cost information described in the "Fees and Expenses" section of this Prospectus.

TFS SMALL CAP FUND

INVESTMENT OBJECTIVE

TFS SMALL CAP FUND seeks long-term capital appreciation. In addition, it seeks to outperform the Russell 2000(R) Index. The Fund's performance relative to the Russell 2000(R) Index will impact management fees. There is no guarantee that the Fund will achieve its investment objective. The Fund's investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of "small cap companies." A small cap company is defined by the Adviser as a company whose market capitalization, at the time of purchase, is no larger than that of the largest company included in the Russell 2000(R) Index and no smaller than that of the smallest company included in the Russell 2000(R) Index. The Fund is not managed to maintain a dollar weighted average market capitalization. Therefore, the Fund may have a greater percentage of its assets in companies at the upper or lower range for small cap companies, as defined by the Fund.

The Fund may continue to hold investments in companies whose market capitalizations appreciate or depreciate to levels outside of the range of the Fund's investment focus. If greater than 20% of the Fund's net assets fall outside of the range for small cap companies, the Adviser will adjust the Fund's holdings accordingly.

TYPES OF SECURITIES UTILIZED: The Fund will primarily invest in common stocks of small cap companies that are traded on U.S. exchanges. The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks that are no larger than the upper end of the universe of "small cap companies" as defined above. The Fund is not sector or style (e.g., growth vs. value) specific. Consequently, the portfolio of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles and sectors. The sector weightings and style classification are not intended to be static and will vary over time.

QUANTITATIVE STOCK SELECTION MODELS: The Adviser utilizes a quantitative and objective investment decision-making process to select individual common stocks for the Fund. The Adviser has developed proprietary "stock-selection" models that are intended to predict the future performance of individual stocks relative to the Russell 2000(R) Index. These models were developed through extensive historical analysis of stock-screening variables. The models may include fundamental and technical variables, as well as macro-economic indicators. The exact variables utilized are deemed to be proprietary and the Adviser believes it may be in the best interest of the Fund to not disclose these variables. With the assistance of multiple trading models, the Adviser will purchase common stocks that it expects to outperform the Russell 2000(R) Index. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

PRINCIPAL RISKS

An investment in the TFS Small Cap Fund carries risk and, if you invest in the Fund, you may lose money. Please see the section "Principal Risks Related to Both Funds" below for additional risk information. The primary risk unique to an investment in this Fund is:

SMALL CAP STOCKS - Small cap stocks typically are more volatile and less liquid than larger cap stocks. Small cap companies may have a shorter history of operations and may lack depth of management. Small cap companies may be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. Securities of smaller companies may have more limited trading markets than the larger companies. These risks are more prominent in the lower end of the capitalization range for the Fund's small cap companies. The opposite is true when the Fund's investments are primarily in companies found in the higher end of the capitalization range for the Fund's small cap companies.

PRINCIPAL RISKS RELATED TO BOTH FUNDS

Market risk - The risk of losing money due to general market movements is called market risk. Given that stock prices can be extremely volatile, a Fund's share price may be subject to extreme fluctuations. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company's own unique prospects.

SPECIAL NOTE TO MARKET NEUTRAL FUND INVESTORS: The TFS Market Neutral Fund's use of short sales is intended to cause its performance to fluctuate with a low correlation to the U.S. equity market.

MANAGEMENT RISK - The success of a Fund's strategy is dependent on the Adviser's ability and stock selection process to correctly identify a Fund's investments. If the Adviser is unsuccessful, a Fund will likely experience losses regardless of the overall performance of the U.S. equity market.


QUANTITATIVE STRATEGY RISK - The quantitative models used by the Funds' Adviser may be similar to the models used by other quantitative managers. To the extent that they are similar, each Fund's price movements may have a high degree of correlation to other quantitative funds. This potential portfolio overlap with other quantitative funds could lead to periods of high volatility, especially in the event that other managers choose to rapidly sell securities or close short positions.


OTHER PORTFOLIO MANAGEMENT ACTIVITIES OF THE ADVISER - The Adviser also serves as managing member or portfolio manager to several private investment companies. The objectives and strategies used in these private funds may be similar to the objectives and strategies utilized in the Funds. As a result, there is the potential for conflicts of interest to arise. To avoid conflicts of interest, the Adviser actively monitors its trading activity across all of its clients to ensure no client is advantaged or disadvantaged over another. This includes the rotating of trades between clients and/or the placement of trades at different points during the day. In addition, it is possible that laws could be passed or regulations adopted that would limit or restrict the Adviser's ability to manage both the Funds and the private investment companies.

REDEMPTION FEE - Each Fund accepts requests for purchases and redemptions of Fund shares daily, however, it does impose a 2% fee on redemptions of Fund shares that occur within 180 days of the date of their purchase (see "How to Redeem Shares" for more information). Each Fund is designed to be a long term investment and, if you do not intend to hold your shares of a Fund for at least 180 days, it may not be a suitable investment for you. The Adviser, along with the Board of Trustees, believes that the 2% redemption fee should reduce the risk of frequent trading in a Fund's shares.

TRANSACTION COSTS - Transaction costs refer to the charges that are associated with buying and selling securities. As a result of each Fund's expected high rate of portfolio turnover, the Funds will likely incur higher brokerage and custody charges than those associated with an average equity fund. These costs will directly and indirectly increase the cost of your investment in a Fund.

SPECIAL NOTE TO MARKET NEUTRAL INVESTORS: The Market Neutral Fund's use of short selling may result in greater transaction costs than those associated with an investment in the Small Cap Fund.

HIGH PORTFOLIO TURNOVER RISK - Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. Each Fund's investment strategies are expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. It is possible that each Fund may distribute sizable taxable capital gains to its shareholders, regardless of a Fund's net performance.

TAX INEFFICIENCY - In addition to the potential for large capital gain distributions, it is expected that most or all of the gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Funds, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

ADDITIONAL NON-PRINCIPAL RISKS AND CONSIDERATIONS

Schedule of Holdings - Given the expected high portfolio turnover of the Funds, a Fund's holdings at quarter-end may be materially different than securities held by a Fund throughout the quarter. Consequently, you should recognize that the holdings described on any quarterly reports may be significantly different than the holdings of a Fund at any given point in time.

LIMITED CAPACITY - The strategies utilized by the Adviser have limited capacity which means that there is a limit on the amount of assets that can be accepted by a Fund. Consequently, it is expected that the Funds will eventually stop accepting new shareholders or subsequent investments from existing shareholders. The Adviser cannot determine in advance how quickly this will occur or at what asset level the Funds will choose to close.

TEMPORARY DEFENSIVE POSITIONS - From time to time, the Funds may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Funds may hold all or a portion of their assets in money market instruments, including money market funds or repurchase agreements. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

PERFORMANCE HISTORY

The bar and performance table shown provide some indication of the risks and variability of investing in the Market Neutral Fund by showing the changes in the Fund's performance (before taxes) from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Market Neutral Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Small Cap Fund commenced operations on March 7, 2006 and therefore does not have a performance history for a full calender year.

MARKET NEUTRAL FUND

                               [BAR CHART OMITTED]


                                 2005      2006
                                 ----      ----
                                 5.87%     24.19%

The Market Neutral Fund's year-to-date return through September 30, 2007 was 5.61%.

During the period shown in the bar chart, the highest return for a quarter was 10.28% during the quarter ended December 31, 2006 and the lowest return for a quarter was -0.96% during the quarter ended September 30, 2006.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

The table below shows how the Market Neutral Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Market Neutral Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                            SINCE INCEPTION
                                              1 YEAR      (SEPTEMBER 7, 2004)
                                             ---------    ------------------

TFS Market Neutral Fund
   Return Before Taxes                        24.19%            14.22%
   Return After Taxes on Distributions        23.84%            14.07%
   Return After Taxes on Distributions
     and Sale of Fund Shares                  16.07%            12.22%

Standard & Poor's 500 Index* (reflects no
   deduction for fees, expenses, or taxes)    15.79%            12.76%


* The Standard and Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

FEES AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)
   Sales Charge (Load) Imposed on Purchases                       None
   Contingent Deferred Sales Charge (Load)                        None
   Sales Charge (Load) Imposed on Reinvested Dividends            None
   Redemption Fee (as a percentage of the amount redeemed)        2.0%(1)(2)


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                   TFS MARKET       TFS SMALL
                                                  NEUTRAL FUND      CAP FUND
                                                  ------------    -------------
   Management Fees                                    2.25%           1.53%(3)
   Distribution (12b-1) Fees                           None            None
   Dividend Expense (4)                               0.59%            None
   Acquired Fund Fees and Expenses(5)                 0.15%            None
   Other Expenses                                     0.46%           3.61%
                                                     ------          ------
   Total Annual Fund Operating Expenses               3.45%           5.14%
   Less Management Fee Reductions
     and Expense Reimbursements (6)                  (0.23%)         (3.11%)
                                                     ------          ------
   Net Annual Fund Operating Expenses                 3.22%           2.03%
                                                     ======          ======

(1) The redemption fee is imposed only on redemptions of shares within 180 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions and to certain other situations.

(2) A wire transfer fee of $15 is charged in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) The base management fee of the Small Cap Fund is 1.25%. The Small Cap Fund pays a management fee that may adjust upward or downward based upon its performance relative to its benchmark (Russell 2000 Index + 2.50%). At the end of March 2007, the Small Cap Fund completed its first twelve months of operations and began applying its performance fee adjustment to its base management fee. As a result of the performance fee adjustment, the Adviser received an additional 0.28% in advisory fees for the fiscal year ended June 30, 2007. The maximum advisory fee is 2.50% and the minimum advisory fee is 0% under this fee structure. See "Fund Management" for additional information on how the management fee is calculated. The Russell 2000(R) Index is a trademark of the Frank Russell Company.

(4) Dividends on the Market Neutral Fund's short positions are categorized as an expense for accounting purposes.

(5) Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Funds as a result of their investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

(6) The Adviser has contractually agreed to reduce its management fees and to absorb the Funds' operating expenses (for the life of Funds) to the extent necessary to limit annual ordinary operating expenses to an amount not exceeding 2.50% of the Market Neutral Fund's average daily net assets and 1.75% of the Small Cap Fund's average daily net assets. With respect to the Small Cap Fund, this cap is calculated prior to any performance fee adjustment in the Small Cap Fund's base management fee of

      1.25%. As a result of the cap being calculated prior to any performance fee adjustment in the Small Cap Fund's base management fee, it is possible (assuming performance in excess of the Benchmark) that an investor could pay expenses in excess of 1.75%. Management fee reductions and expenses absorbed by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the respective Fund's ordinary operating expenses to exceed the 2.50% or 1.75% limits, respectively. Ordinary operating expenses includes all fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short and extraordinary expenses, including the costs of a merger involving a Fund. The Adviser's right to receive repayment for any fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to a Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TFS Market Neutral Fund

   1 Year         3 Years          5 Years          10 Years
   -------        -------          -------          --------
    $325            $992            $1,683           $3,522

TFS Small Cap Fund

   1 Year         3 Years          5 Years          10 Years
   -------        -------          -------          --------
    $206            $637            $1,093           $2,358

FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER


TFS Capital LLC ("TFS"), 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226, serves as the investment adviser to the Funds. Larry S. Eiben, Kevin J. Gates, and Richard J. Gates are the Principals of TFS and each serves on the Portfolio Management Committee that is responsible for determining the investments of the Funds. Mr. Eiben also serves as the President and a Trustee of the Trust. Messrs. Eiben, Gates, and Gates formed TFS in October of 1997 and have been managing various investment products on behalf of their clients since that date. Eric Newman and Dr. Chao Chen each also serves on the Portfolio Management Committee. In addition, Messrs. Eiben, Gates, Gates, Newman and Chen serve on the Portfolio Management Committee for several private investment funds.


The Market Neutral Fund pays TFS an investment advisory fee computed at the annual rate of 2.25% of its average daily net assets, less any fee reductions. The Small Cap Fund pays TFS an investment advisory fee computed at the annual rate of 1.25% of its average daily net assets, which may be increased or decreased by 1.25% according to the Performance Fee Adjustment described below.

TFS has agreed (for the life of the Funds) to reduce its investment advisory fees and to absorb a Fund's expenses to the extent necessary to limit aggregate annual ordinary operating expenses (with respect to the Small Cap Fund, prior to the Performance Fee Adjustment described below) to 2.50% of Market Neutral Fund's average daily net assets and 1.75% of the Small Cap Fund's average daily net assets. Any such fee reductions by TFS, or payments by TFS of expenses which are a Fund's obligation, are subject to repayment by the respective Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 2.50% limit for the Market Neutral Fund or 1.75% limit for the Small Cap Fund, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Funds or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (2) the agreement will terminate automatically as to a Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

SMALL CAP FUND - PERFORMANCE FEE ADJUSTMENT

The Small Cap Fund pays TFS an advisory fee equal to the annual rate of 1.25% of the average value of its daily net assets (the "Base Fee"). Adjustments to the Base Fee will be made by comparison of the Fund's investment performance for the applicable performance period to the investment performance of the Fund's "Benchmark" (the Russell 2000(R) Index + 2.50%) over the same period (the "Performance Fee Adjustment"). The applicable performance period is a rolling twelve month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Performance Fee Adjustment will be applied to average net assets of the Fund over the performance period. The Base Fee with respect to the Fund will be increased by one basis point (0.01%) for every two basis points (0.02%) of outperformance, to a maximum fee of 2.50% per annum. However, if the Fund underperforms its Benchmark the fee will be decreased one basis point (0.01%) for every two basis points (0.02%) of underperformance, to a minimum fee of 0.00% per annum. TFS may receive the Performance Fee Adjustment for periods during which the Fund has negative investment performance.

The maximum monthly fee rate as adjusted for performance will be 1/12 of 2.50% and will be payable if the Fund's performance exceeds the Fund's Benchmark by 2.50% for the performance period. Therefore, to achieve the maximum rate, the Fund's performance must exceed the performance of the Russell 2000(R) Index by 5% or more over the performance period.

The minimum monthly fee rate as adjusted for performance will be 0.00%, if the investment performance of the Fund is equal to or less than the performance of the Russell 2000(R) Index which equates to underperforming the Benchmark index by 2.50%. As discussed below, assuming a constant asset level in the Fund, the Adviser will not receive any of the Base Fee if the Fund performs at or below the Russell 2000(R) Index.


It is not possible to predict the effect of the Performance Fee Adjustment on future overall compensation paid to the Adviser since it will depend on the performance of the Fund relative to the performance record of the Benchmark and future changes to the size of the Fund. For the fiscal year ended June 30, 2007, the Adviser received a fee equal to 1.53% of the Fund's average daily net assets.


If the average daily net assets of the Fund remain constant over the rolling twelve month performance period, current net assets will be the same as average net assets over the performance period and the maximum Performance Fee Adjustment will be equivalent to 1.25% of current net assets. However, when current net assets vary from net assets over the twelve month performance period, the Performance Fee Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 1.25%, depending upon whether the net assets of the Fund had been increasing or decreasing and the amount of such increase or decrease during the performance period. For example, if net assets for the Fund were increasing during the performance period, the Performance Fee Adjustment, measured in dollars, would be more than if the Fund had not increased its net assets during the performance period.

In a period involving significant underperformance accompanied by a rapidly shrinking Fund, the dollar amount of the Performance Fee Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, the Adviser would be obligated to repay the Fund.

Calculations of the investment performance of the Fund and the investment performance of the Fund's Benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission. The Performance Fee Adjustment was not applied during the Fund's first twelve months of operations. In addition, the Fund's selected Benchmark may not be changed except by shareholder approval.

HOW DOES THE PERFORMANCE FEE OF THE TFS SMALL CAP FUND IMPACT THE EXPENSE CAP AGREEMENT BETWEEN THE TFS SMALL CAP FUND AND THE ADVISER?

As stated above, the Adviser has agreed (for the life of the Fund) to reduce its investment advisory fees and to absorb the Fund's expenses to the extent necessary to limit the Fund's aggregate annual ordinary operating expenses to 1.75% of the Fund's average daily net assets. However, the 1.75% expense cap is calculated prior to the application of a

Performance Fee Adjustment. Consequently, if the Base Fee is increased or decreased according to the Performance Fee Adjustment, the expense cap will effectively adjust by an equal amount such that the cap, on an annualized basis, will always be 50 basis points above the Base Fee plus or minus the Performance Fee Adjustment.


A discussion regarding the basis for the Board of Trustees approving the Funds investment advisory contracts with TFS is available in the Funds' annual report for the fiscal year ended June 30, 2007.


PORTFOLIO MANAGEMENT COMMITTEE

The Adviser employs a team of investment professionals to manage the Funds' investments. The members of the Portfolio Management Committee are:

Larry Eiben - Mr. Eiben serves as the Chief Operations Officer and the Chief Compliance Officer for the Adviser and serves the Committee in an oversight role. He provides input into strategy development but does not perform security analysis or execute trades. He has served in this capacity since the Adviser's inception in October of 1997.

Kevin Gates - Mr. Gates is primarily responsible for strategy development. As part of this role, he performs security analysis as well as assists with the execution of trades. Mr. Gates has served in this capacity since the Adviser's inception in October of 1997.

Richard Gates - Mr. Gates is primarily responsible for strategy development. As part of this role, he performs security analysis as well as assists with the execution of trades. Mr. Gates also is responsible for managing the Adviser's various brokerage relationships. He has served in these roles since the Adviser's inception in October of 1997.

Eric Newman - Mr. Newman is primarily responsible for strategy development. As part of this role, he performs security analysis as well as assists with the execution of trades. Mr. Newman has served in this capacity since February of 2003. Prior to that date, Mr. Newman served as an analyst for Capital One Financial Corporation. Mr. Newman was employed by Capital One Financial Corporation from December 2000 through February 2003.


Dr. Chao Chen - Dr. Chen is primarily responsible for quantitative analysis of all new investment opportunities identified by the Portfolio Management Committee. As part of this role, he manages the risk/return optimization process and oversees all programming activities at the Adviser. Dr. Chen has served in this capacity since February 2005. Prior to that date he was an Assistant Research Engineer at the University of California, Berkley.


The Funds' Statement of Additional Information contains additional information about the members of the Portfolio Management Committee, including the basis for their compensation, other accounts managed by them, and their ownership of Fund shares.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (referred to as "Ultimus" or the "Transfer Agent"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The Statement of Additional Information has more detailed information about TFS and other service providers to the Fund.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Statement of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES
================================================================================

The net asset value ("NAV") of each Fund's shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange ("NYSE") is open for business. To calculate a Fund's NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of a Fund, securities are valued at market value as of the close on the NYSE on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for long positions and at the closing ask price for short positions for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ.

When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees. A Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the prices of the securities used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

If a Fund holds securities listed primarily on a foreign exchange that trades on days on which the Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

With respect to any portion of a Fund's assets that are invested in one or more open-end registered management investment companies (known as RICs), the Fund's NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

HOW TO BUY SHARES
================================================================================

The Funds are no-load. This means that shares may be purchased without imposition of a sales charge. Shares of each Fund are available for purchase every day the NYSE is open for business, at the Fund's NAV next calculated after receipt of a purchase order in proper form. Purchase orders must be received prior to 4:00 p.m. Eastern time. Each Fund reserves the right to reject any purchase request. Shareholders who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

The Transfer Agent mails you confirmations of all purchases, redemptions, or exchanges of Fund shares unless the shares are purchased through a broker or financial intermediary. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or intermediary. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in each Fund is $5,000 for all types of accounts. The minimum investment requirements may be waived or reduced for any reason at the discretion of the Adviser.

OPENING AN ACCOUNT

Shares may be purchased directly through the Transfer Agent or through a third-party broker provided that the Funds are available for distribution on the broker's platform.

PURCHASING THROUGH THE FUND'S TRANSFER AGENT:

The first step to opening an account directly with the Transfer Agent is to complete the appropriate account application. Applications vary depending on the account type (e.g., personal taxable account, IRA, SEP-IRA, etc.) so please contact the Transfer Agent or Adviser to ensure that you have the required paperwork.

Upon completing the required paperwork, an account may be funded by check or bank wire, as follows:

      BY CHECK

      Mail the account application, along with a check payable to the "TFS (insert fund name) Fund" to the Transfer Agent at the following address:

         TFS Capital Investment Trust
         c/o Ultimus Fund Solutions, LLC
         P.O. Box 46707
         Cincinnati, Ohio 45246-0707

      All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Funds do not accept cash, credit card checks, drafts, "starter" checks, travelers checks, cashiers checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties. A fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons.

      By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

      When shares are purchased by check and you decide to redeem shares very soon after your purchase, the proceeds from the redemption of those shares will not be made available to you until the Fund collects payment for your purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. In the event the Fund cannot recover these losses or fees from the investor, a determination will be made by Fund management as to who bears the costs. It is possible that the Fund (i.e., shareholders) could end up paying for these costs.

      BY WIRE

      Once an account application is submitted and accepted, an account number is created. The account number can then be used to process a wire transfer into the account according to the instructions below.

         Bank:                           US Bank, N.A.
         Bank City & State:              Cincinnati, OH
         Federal ABA Number:             042000013
         Account Name:                   TFS (insert fund name) Fund
         Account Number:                 130100789515
         For Further Credit To:          [Insert Name(s) on Your Account]
                                         [Insert Your Account Number]

      An order is considered received when US Bank receives payment. However, the completed account application must be received and approved by the Transfer Agent before the wire payment is made. Your financial institution may charge a fee for wiring funds.

      To expedite the new account set up process, the Transfer Agent may accept, at its discretion, a facsimile copy of the required account application. Upon receipt of such application, the Transfer Agent may assign an account number to be used for wiring purposes. The Transfer Agent will require that the original application with signature be mailed to the Transfer Agent.

      If  you  have  any   questions,   please  call  the   Transfer   Agent  at
      1-888-534-2001. A representative will assist you.

PURCHASING THROUGH YOUR BROKER OR FINANCIAL INSTITUTION:

Shares  of the Funds  may be  purchased  through  brokerage  firms or  financial institutions. These organizations may or may not be authorized to accept purchase orders on behalf of the Funds. If your brokerage firm or financial institution has not been authorized by the Funds to accept orders on their behalf you may be required to submit your purchase order at an earlier time during the day in order for your purchase order to be forwarded to the Transfer Agent prior to the 4:00 p.m. Eastern time close. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds' Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

      o By sending a check, made payable to the "TFS (insert fund name) Fund", to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds. Please include your account number in the `memo' section of the check.

      o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should notify the Transfer Agent by calling 1-888-534-2001 before wiring funds.

      o     Through your brokerage firm or other financial institution.

      o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH electronically transfers funds directly from an account you maintain with a financial institution to the Funds. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-888-534-2001. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-888-534-2001. There are no charges for ACH transactions imposed by the Funds or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

ACH may be used to make direct investments into the Funds of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. When monitoring shareholder purchases and redemptions the Funds do not apply a quantitative definition to frequent trading. Instead the Funds use a subjective approach which in itself could lead to inconsistent application of the Funds' frequent trading policies and may result in frequent trading of a Fund's shares.

In its efforts to curb frequent trading in the Funds, the Board of Trustees has taken the following actions:

      o Reserving the right of the Funds to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed by financial intermediaries;

      o Reserving the right to limit the number of exchanges between the Funds; and

      o Imposing a 2% redemption fee on redemptions that occur within 180 days of the share purchase. The redemption fee will be used by the Funds to defray the expenses associated with the redemption.

The Funds do not accommodate frequent purchases or redemptions of their shares.


When financial intermediaries establish omnibus accounts in the Funds for their clients, the Funds' service providers along with the Trust's Chief Compliance Officer review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market timing. If the Funds detect suspicious trading activity, the Funds will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers Fund shares through an omnibus account has entered into an information sharing agreement with the Funds designed to assist the Funds in stopping future distruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.


Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, the Funds cannot guarantee that such trading will not occur.

EXCHANGES

Shareholders may exchange their Fund shares for shares of another TFS Fund. No transaction fees or redemption fees are charged on exchanges between the Funds. Each Fund reserves the right to reject exchanges for any reason.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Funds' account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss.

HOW TO REDEEM SHARES
================================================================================

Shares of each Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone. Redemption orders must be received in "proper form" prior to 4:00 p.m. Eastern time in order to receive that day's NAV.

BY MAIL. You may redeem shares by mailing a written request to TFS Capital Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. To be considered in "proper form", written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

You will need to have your signature guaranteed in certain situations, such as:

      o if the shares redeemed over any 30-day period have a value of more than $25,000;

      o if the payment of redemption proceeds (of any amount) are to be sent to any person, address or bank account not on record;

      o if the redemption is requested within 30 days of a name or address change to your account;

      o if you are transferring redemption proceeds to another TFS fund account with a different registration (name or ownership) from yours.

A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-888-534-2001. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-888-534-2001.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent and the Transfer Agent believes the telephone instructions to be genuine, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. The NAV is normally determined at 4:00 p.m. Eastern time. If your brokerage firm or financial institution has not been authorized by the Funds to accept orders on their behalf you may be required to submit your redemption request at an earlier time during the day in order for your redemption to be forwarded to the Transfer Agent prior to the 4:00 pm Eastern time close. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Be sure and read their program materials closely to ensure proper handling of your orders.

RECEIVING PAYMENT

The Funds normally make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

REDEMPTION FEE

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the applicable Fund, is imposed on any redemption of shares within 180 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

Currently, the Funds do not charge a redemption fee on exchanges between the Funds. However, the Adviser has been authorized to reject any exchange request that it deems potentially disruptive to the Funds. This in no way impacts your right to redeem your Fund shares. In addition, the Funds have reserved the right, at any time, to implement a redemption fee on exchanges between the Funds. Also, the Funds have reserved the right to institute a policy limiting the number of exchanges permitted.

The redemption fee will not apply to certain types of accounts held through intermediaries, including certain employer-sponsored retirement plans.

In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder;
(ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; and (iv) redemptions resulting from the settlement of an estate due to the death of the shareholder.

MINIMUM ACCOUNT BALANCE

The Funds may redeem shares in an account without prior approval of the shareholder, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $5,000 due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in a Fund's NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Redemptions that are performed pursuant to this provision may be charged the redemption fee described above if the shares have not been held for 180 days.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-888-534-2001 for additional information.

REDEMPTIONS IN KIND

The Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." However, each Fund has committed to pay in cash all redemption requests limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of its net assets at the beginning of such period. If you receive a redemption in kind it will consist of securities equal in market value to your Fund shares. When you convert these securities to cash, you will pay brokerage charges. Until you sell the received securities, you are subject to market risk.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Funds unless you elect to receive them in cash. The Funds' distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. Each Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of a Fund, certain income from the Funds may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

A Fund's transactions in options and futures contracts are subject to special tax rules. These rules and the rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified in January each year about the federal tax status of distributions made by the Funds during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements. Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the tables represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

TFS MARKET NEUTRAL FUND

                                                         YEAR            YEAR            PERIOD
                                                        ENDED           ENDED             ENDED
PER SHARE DATA FOR A SHARE OUTSTANDING                 JUNE 30,        JUNE 30,          JUNE 30,
THROUGHOUT EACH PERIOD:                                  2007            2006            2005 (a)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........   $     12.44     $     10.37       $     10.00
                                                     -----------     -----------       -----------
Income (loss) from investment operations:

  Net investment income (loss) ...................          0.01           (0.04)            (0.11)
  Net realized and unrealized gains on investments          2.35            2.12              0.49
                                                     -----------     -----------       -----------
Total from investment operations .................          2.36            2.08              0.38
                                                     -----------     -----------       -----------
Less distributions:
  Distributions from net realized gains
   from security transactions ....................         (0.22)          (0.01)               --
  Distributions in excess of net realized
   gains (losses) from security transactions .....            --              --             (0.01)
                                                     -----------     -----------       -----------
Total distributions ..............................         (0.22)          (0.01)            (0.01)
                                                     -----------     -----------       -----------
Proceeds from redemption fees collected ..........          0.01            0.00(b)           0.00(b)
                                                     -----------     -----------       -----------
Net asset value at end of period .................   $     14.59     $     12.44       $     10.37
                                                     ===========     ===========       ===========
Total return (c) .................................         19.18%          20.04%             3.77%(d)
                                                     ===========     ===========       ===========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (000's) ............   $   211,386     $    22,478       $     8,101
                                                     ===========     ===========       ===========
  Ratio of gross expenses to average net assets ..          3.30%           5.10%             6.82%(g)
  Ratio of net expenses to average net assets (e)           3.07%           3.21%             3.26%(g)
  Ratio of net expenses to average net assets
   excluding dividend expense (e) (f) ............          2.48%           2.49%             2.49%(g)
  Ratio of net investment income (loss)
   to average net assets (f) .....................          0.09%          (0.69%)           (1.77%)(g)
  Portfolio turnover rate ........................           492%            398%              368%(g)

(a) Represents the period from the commencement of operations (September 7, 2004) through June 30, 2005.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e)   Ratio  was   determined   after   advisory   fee   waivers   and   expense
      reimbursements.

(f) Dividend expense totaled 0.59%, 0.72% and 0.77% (g) of average net assets for the periods ended June 30, 2007, 2006 and 2005, respectively.

(g)   Annualized.

TFS SMALL CAP FUND


                                                          YEAR          PERIOD
                                                         ENDED           ENDED
PER SHARE DATA FOR A SHARE OUTSTANDING                  JUNE 30,        JUNE 30,
THROUGHOUT EACH PERIOD:                                   2007          2006 (a)
-------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $   10.39       $   10.00
                                                       ---------       ---------
Income (loss) from investment operations:
  Net investment loss ..............................       (0.07)          (0.01)
  Net realized and unrealized gains on investments .        2.76            0.40
                                                       ---------       ---------
Total from investment operations ...................        2.69            0.39
                                                       ---------       ---------
Less distributions:
  Distributions from net realized gains
    from security transactions .....................        0.00(b)           --
                                                       ---------       ---------
Proceeds from redemption fees collected ............        0.00(b)           --
                                                       ---------       ---------
Net asset value at end of period ...................   $   13.08       $   10.39
                                                       =========       =========
Total return (c) ...................................       25.93%           3.90%(d)
                                                       =========       =========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets at end of period (000's) ..............   $   5,638       $   3,932
                                                       =========       =========
  Ratio of gross expenses to average net assets ....        5.14%           8.18%(f)
  Ratio of net expenses to average net assets (e) ..        2.03%           1.72%(f)
  Ratio of net investment loss to average net assets       (0.69%)         (0.69%)(f)
  Portfolio turnover rate ..........................         419%            184%(f)

(a) Represents the period from the commencement of operations (March 7, 2006) through June 30, 2006.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e)   Ratio  was   determined   after   advisory   fee   waivers   and   expense
      reimbursements.

(f)   Annualized.

--------------------------------------------------------------------------------

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about customers or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for TFS Capital Investment Trust (the "Trust"), TFS Capital LLC, the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

TFS Capital LLC maintains a different  privacy  policy for other clients that it
services,   however,  this  policy  will  be  the  policy  adhered  to  for  all shareholders of the TFS Market Neutral Fund and TFS Small Cap Fund.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-888-534-2001 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

      o     ANNUAL AND SEMIANNUAL REPORTS

            The Funds distribute annual and semiannual reports to shareholders that contain detailed information on the Funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year.

      o     STATEMENT OF ADDITIONAL INFORMATION (SAI)

            The SAI provides more detailed information about the Funds. It is incorporated by reference and is legally considered a part of this Prospectus.

You may request copies of these materials and other information, without charge, or make inquiries to the Funds by writing to Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The Funds' SAI and annual and semiannual reports are available, free of charge, at the Funds' website at www.tfscapital.com. You may also call toll-free:

                                 1-888-534-2001

You  may  also   contact  us   through   our  web  site  on  the   Internet   at
www.tfscapital.com.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, know as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of the Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

                   Investment Company Act File No. 811-21531

                             TFS MARKET NEUTRAL FUND
                               TFS SMALL CAP FUND

                            Investment Portfolios of

                          TFS CAPITAL INVESTMENT TRUST

                       Statement of Additional Information


                                November 1, 2007

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for TFS Market Neutral Fund and TFS Small Cap Fund dated November 1, 2007, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing TFS Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-534-2001.


                                TABLE OF CONTENTS

FUNDS OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS ......................     2

CALCULATION OF NET ASSET VALUE ...........................................    15

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...........................    16

SPECIAL SHAREHOLDER SERVICES .............................................    16

MANAGEMENT OF THE TRUST ..................................................    18

INVESTMENT ADVISER .......................................................    21

PORTFOLIO TRANSACTIONS ...................................................    26

OTHER SERVICE PROVIDERS ..................................................    28

GENERAL INFORMATION ......................................................    31

ADDITIONAL TAX INFORMATION ...............................................    37

PERFORMANCE INFORMATION ..................................................    40

FINANCIAL STATEMENTS .....................................................    43

APPENDIX A (PROXY VOTING POLICY) .........................................    44

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

      TFS Capital Investment Trust (the "Trust") is an open-end management investment company which currently offers two diversified investment portfolios, TFS Market Neutral Fund and TFS Small Cap Fund (individually a "Fund", together the "Funds"). The Trust was organized and the Agreement and Declaration of Trust was filed with the State of Ohio on January 30, 2004.

               FUNDS OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVES

      The TFS Market Neutral Fund's investment objective is to provide capital appreciation while having a low correlation to the U.S. equity market. In addition, the Fund seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. The term "U.S. equity market" implies a diversified benchmark for the overall market such as the S&P 500 Index.

      The TFS Small Cap Fund's investment objective is long-term capital appreciation. In addition, it seeks to outperform the Russell 2000 Index.

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

      Information contained in this Statement of Additional Information expands upon information contained in the Funds' Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus.

      EQUITY SECURITIES. In addition to common stocks, the Funds may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock or convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's").

      Each Fund may invest up to 5% of its total assets in the securities of any one investment company (including open-end funds, closed-end funds and exchange-traded funds), provided that a Fund may not acquire more than 3% of the outstanding securities of any one investment company, and provided further that no more than 10% of a Fund's total assets may be invested in the securities of investment companies in the aggregate. Notwithstanding the foregoing percentage limitations, a Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Funds and all affiliated persons of the Funds. The Funds will incur additional expenses due to the duplication of expenses to the extent they invest in other investment companies. The TFS Market Neutral Fund does not presently intend to invest more than 25% of the value of its total assets in other investment companies and the TFS Small Cap Fund does not presently intend to invest more than 10% of the value of its total assets in other investment companies.


      REAL ESTATE INVESTMENT TRUSTS. The Funds may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of a Fund's distributions may also be designated as a return of capital. An investment in a REIT involves the payment of a management fee and other operating expenses by a Fund. Each Fund does not presently intend to invest more than 15% of the value of its net assets in REITs.


      SHORT SELLING OF SECURITIES. The TFS Market Neutral Fund engages in short selling of securities as part of its principal investment strategies. The Funds' Prospectus contains detailed information regarding the TFS Market Neutral Fund's use of short selling as part of its investment strategy. The discussion that follows provides additional information regarding how short selling is used by the Fund.

      In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by a fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

      The TFS Small Cap Fund does not anticipate engaging in short sales; however, if it does, it presently intends to limit its exposure to 5% of its net assets.

      U.S. GOVERNMENT SECURITIES. Each Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Federal Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

      FOREIGN SECURITIES. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with each Fund's investment objective.

      The same factors would be considered by the Adviser in selecting foreign securities as with domestic securities. Foreign securities investment presents special risks and considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Funds may invest in foreign issuers directly or through the purchase of AMERICAN DEPOSITORY RECEIPTS ("ADRS").

      ADRS, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

      OPTIONS AND FUTURES. As discussed in the Prospectus, the Funds may engage in certain transactions in options and futures contracts and options on futures contracts. The discussion below provides additional information regarding the use of futures and options transactions.

REGULATORY MATTERS. The Funds will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities. Additionally, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Funds are not subject to regulation or registration as a commodity pool operator under the CEA.

FUTURES AND OPTIONS TRANSACTIONS. The Funds may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of a Fund's portfolio securities. To the extent that there is a correlation between a Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit a Fund to retain its securities positions.

      The Funds may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Funds may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Funds may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

      By purchasing a put option on an individual stock, a Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

      By purchasing a call option on a stock index, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

      The Funds may engage in the writing (selling) of covered call options with respect to the securities in a Fund's portfolio to supplement a Fund's income and enhance total returns. The Funds may write (sell) listed or over-the-counter call options on individual securities held by a Fund, on baskets of such securities or on a Fund's portfolio as a whole. The Funds will write only covered call options, that is, a Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if a Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if a Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by a Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. A Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides a Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce a Fund's returns if the value of the underlying security or index increases and the option position is exercised or closed out by a Fund at a loss.

RISKS OF FUTURES AND OPTIONS. The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing a Fund's portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to a Fund, if the investment manager is not successful in employing such instruments in managing a Fund's investments or in predicting market changes, a Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield. The Funds current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange traded options.

RISKS OF OPTIONS ON STOCK INDICES. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Funds to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

      The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

STOCK INDEX FUTURES CHARACTERISTICS. Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by a Fund will be based upon, among other things, applicability to a Fund's stated objective, the liquidity offered by such contracts, the volatility of the underlying index and the correlation of the index to a Fund's positions.

      Unlike when a Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, a Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (e.g., U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which a Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by a Fund, the price of the underlying stock index declined, thereby making a Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with a Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

      Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If a Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, a Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

      LEVERAGING ACTIVITIES AND BORROWING MONEY. When the Adviser believes that market conditions are appropriate, a Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as "leveraging." When a Fund uses leverage it is possible the Fund could lose more than the amount invested. Each Fund may "leverage" up to one-third of the value of its total assets, which includes the value of the borrowed assets. The Funds may borrow money from a bank in a privately arranged transaction to increase the money available to a Fund to invest in common stock when a Fund believes the return from the common stock financed will be greater than the interest expense paid on the borrowing. The Adviser believes, in the case of the Market Neutral Fund, that extensive use of leverage may be valuable in producing attractive performance and is in the best interest of shareholders.

      The risks of borrowing include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of a Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in all market conditions could be a greater decrease in net asset value per share than if a Fund had not borrowed money. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for a Fund to liquidate certain of its investments at an inappropriate time.

      COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

      ILLIQUID SECURITIES. The Funds typically will not purchase illiquid securities, but in the rare case that a Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

      Because of the absence of a trading market for illiquid securities, a Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of a Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.

      A Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

      REPURCHASE AGREEMENTS. The Funds may purchase securities pursuant to repurchase agreements. A repurchase agreement is considered a type of loan. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with a Fund's Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, a Fund has the right to sell the collateral and recover the amount due from the seller. However, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by a Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

      LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

      At such time as the Funds engage in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

INVESTMENT RESTRICTIONS

      Each Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of the respective Fund's outstanding shares. In addition, the Funds are subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the respective Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of a Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

      The Funds may not:

      1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

      2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

      3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

      4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

      5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

      6. Purchase securities of companies for the purpose of exercising control.

      7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

      8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

      Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of a Fund's investments or in the net assets of a Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER


      The portfolio turnover rate for a Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The Adviser expects to engage in frequent portfolio transactions that will result in portfolio turnover that is significantly higher than that of most other mutual funds. For the fiscal periods ended June 30, 2007, 2006 and 2005 the TFS Market Neutral Fund's annualized portfolio turnover rate was 492%, 398% and 368%, respectively. For the fiscal periods ended June 30, 2007 and 2006 the TFS Small Cap Fund's annualized portfolio turnover rate was 419% and 184%, respectively. The difference in portfolio turnover rates for the Small Cap Fund can be attributed to the 2006 fiscal period consisting of only three and one-half months of operations. The fiscal 2007 portfolio turnover rate is more consistent with expected future portfolio turnover rates for the TFS Small Cap Fund.

                         CALCULATION OF NET ASSET VALUE

      The net asset value of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      For purposes of computing the net asset value of a Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the mean of the most recent bid and ask prices on the NYSE or other primary exchange. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

TRADING IN FOREIGN SECURITIES. Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, a Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of the Funds are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

      The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the fair market value of its net assets.

      The Funds may pay the proceeds of a redemption by making an in-kind distribution of securities, but have committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of a Fund. In this event, the securities would be valued in the same manner as a Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

      As noted in the Prospectus, the Funds offer the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, an exchange or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

      AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing a Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

      Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Transfer Agent. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Shareholders under this plan are still subject to the redemption fees for withdrawals that occur within 180 days of the investment (as described in the "Redemption Fee" section of the Prospectus). Costs in conjunction with the administration of the plan are borne by the respective Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon thirty days' written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-888-534-2001, or by writing to: TFS Capital Investment Trust c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

      Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.


      The Trust is be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, three of whom (the "Independent Trustees") are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.


      The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       NUMBER OF
                                                                                                                     PORTFOLIOS IN
                                                                                 PRINCIPAL OCCUPATION(S) DURING       FUND COMPLEX
                                        LENGTH OF        POSITION(S) HELD      PAST 5 YEARS AND DIRECTORSHIPS OF      OVERSEEN BY
NAME, ADDRESS AND AGE                   TIME SERVED         WITH TRUST                 PUBLIC COMPANIES**               TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
*Larry S. Eiben                           Since            Trustee and       Chief Operating Officer and Chief             2
1800 Bayberry Court, Suite 103         January 2004         President        Compliance Officer of
Richmond, Virginia   23226                                                   TFS Capital, LLC
Year of Birth: 1972

------------------------------------------------------------------------------------------------------------------------------------
*Thomas Michael Frederick                 Since              Trustee         Director of Business Development for          2
1800 Bayberry Court, Suite 103          June 2004                            TFS Capital, LLC from July 2006 -
Richmond, Virginia   23226                                                   present; Associate Director of
Year of Birth: 1972                                                          Virginia Student Aid Foundation from
                                                                             February 2004 - July 2006; Associate
                                                                             Chief Financial Officer of Samuel
                                                                             James Ltd. (equity management firm)
                                                                             from February 2003 - February 2004;
                                                                             Associate with Morgan Stanley
                                                                             (financial services firm) from August
                                                                             2002 - December 2003
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------

Merle C. Hazelton                         Since              Trustee         Assistant Controller of Investments           2
1800 Bayberry Court, Suite 103          June 2004                            for Genworth Financial, Inc. from May
Richmond, Virginia   23226                                                   2005 - present; Treasury Manager of
Year of Birth: 1962                                                          Genworth Financial, Inc. (insurance/
                                                                             financial services firm) from
                                                                             February 2002 to May 2005.

------------------------------------------------------------------------------------------------------------------------------------
Mark J. Malone                            Since              Trustee         Managing Director of Institutional            2
1800 Bayberry Court, Suite 103          June 2004                            Sales of Morgan Keegan & Company,
Richmond, Virginia   23226                                                   Inc. from April 2006 - present;
Year of Birth: 1966                                                          Director of Institutional Equities of
                                                                             Deutsche Bank Securities from June
                                                                             1998 - May 2006

------------------------------------------------------------------------------------------------------------------------------------
Brian O'Connell                           Since              Trustee         Independent writer/author from                2
1800 Bayberry Court, Suite 103          June 2004                            January 1996 - Present.
Richmond, Virginia   23226
Year of Birth: 1959

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey                          Since           Vice President     Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450           June 2004                            Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC
Year of Birth: 1957

------------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                             Since             Treasurer        Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450           June 2004                            Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC
Year of Birth: 1962

------------------------------------------------------------------------------------------------------------------------------------
John F. Splain                            Since             Secretary        Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450           June 2004                            Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                       Distributors, LLC
Year of Birth: 1956
------------------------------------------------------------------------------------------------------------------------------------

      * Larry S. Eiben and Thomas Michael Frederick, as affiliated persons of TFS Capital LLC, the Trust's investment adviser, are considered "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

      **    None of the Trustees are directors of public companies.

      BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for identifying and nominating qualified individuals to serve as Trustees. Messrs. Hazelton, O'Connell and Malone are the members of the Nominating Committee. The Nominating Committee does not currently consider nominees recommended by shareholders of the Fund. The Nominating Committee did not meet during the fiscal year ended June 30, 2007.


      The Trustees have established an Audit Committee, the principal functions of which are: (i) to appoint, retain and oversee the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Hazelton, O'Connell and Malone are the members of the Audit Committee. The Audit Committee met twice during the fiscal year ended June 30, 2007.

      The Trustees have also established a Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. Messrs. Hazelton, O'Connell and Malone are the members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee did not meet during the fiscal year ended June 30, 2007.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2006.

                                 Dollar Range of        Dollar Range of         Aggregate Dollar
                                  Market Neutral        Small Cap Fund       Range of Shares of All
                                Fund Shares Owned        Shares Owned         Funds in Fund Complex
Name of Trustee                     by Trustee            by Trustee           Overseen by Trustee
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

Larry S. Eiben                    Over $100,000          Over $100,000          Over $100,000
Thomas Michael Frederick        $50,001 - $100,000       $1 - $10,000         $50,001 - $100,000

INDEPENDENT TRUSTEES:

Merle C. Hazelton               $10,001 - $50,000            None             $10,001 - $50,000
Mark J. Malone                  $10,001 - $50,000            None             $10,001 - $50,000
Brian O'Connell                    $1 - $10,000              None                $1 - $10,000

      As of October 2, 2007, the officers and the Trustees of the Trust along with the members of the Adviser's Portfolio Management Committee owned of record and beneficially 2.80% of the outstanding shares of the TFS Market Neutral Fund and 75.66% of the outstanding shares of the TFS Small Cap Fund.

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an interested person of the Trust receives from the Trust an annual retainer of $1,000, payable quarterly, plus a fee of $750 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation paid during the fiscal year ended June 30, 2007 to each of the Trustees:

                                                                                                        Total
                                  Aggregate                                   Estimated Annual      Compensation
                                 Compensation       Pension or Retirement       Benefits Upon     Paid for Service
                               Paid for Service       Benefits Accrued           Retirement       to the Trust and
Trustee                          to the Funds                                                       Fund Complex
------------------------------------------------------------------------------------------------------------------
Larry S. Eiben                       None                    N/A                     N/A                None
Thomas Michael Frederick             None                    N/A                     N/A                None
Merle C. Hazelton                   $4,000                   N/A                     N/A               $4,000
Mark J. Malone                      $4,000                   N/A                     N/A               $4,000
Brian O'Connell                     $3,250                   N/A                     N/A               $3,250


                               INVESTMENT ADVISER

      TFS  Capital,  LLC  (the  "Adviser"),  1800  Bayberry  Court,  Suite  103,
Richmond, Virginia 23226, serves as investment adviser to each Fund. The Adviser, founded in October 1997, is a registered investment adviser that manages approximately $185 million in assets as of September 30, 2007. Subject to investment objectives and policies approved by the Trustees of the Trust, the Adviser manages each Fund's portfolio and makes all investment decisions for the Funds, and continuously reviews, supervises and administers the Funds' investment programs. Each Fund's Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

      The TFS Market Neutral Fund pays the Adviser a monthly fee at the annual rate of 2.25% of its average daily net assets. The following table provides compensation paid to the Adviser by the TFS Market Neutral Fund and advisory fees waived and reimbursements made by the Adviser during the last three fiscal years.

                                                                 ADDITIONAL
                            ADVISORY                          REIMBURSEMENTS OF
                          FEES PAID BY     ADVISORY FEES       OTHER OPERATING
                           TFS MARKET      WAIVED BY THE      EXPENSES MADE BY
                          NEUTRAL FUND        ADVISER            THE ADVISER
                          ------------        -------            -----------
FYE June 30, 2007          $1,784,122       $  184,445               None
FYE June 30, 2006          $  262,610       $  220,474               None
FYE June 30, 2005          $  110,296       $  110,296            $ 65,112

      The TFS Small Cap Fund pays the Adviser an investment advisory fee computed at the annual rate of 1.25% of its average daily net assets (the "Base Fee"), subject to the Performance Fee Adjustment described below. The following table provides compensation paid to the Adviser by the TFS Small Cap Fund and advisory fees waived and reimbursements made by the Adviser during the last two fiscal periods.

                                                                 ADDITIONAL
                            ADVISORY                         REIMBURSEMENTS OF
                          FEES PAID BY     ADVISORY FEES       OTHER OPERATING
                            TFS SMALL      WAIVED BY THE      EXPENSES MADE BY
                            CAP FUND          ADVISER           THE ADVISER
                            --------          -------           -----------
FYE June 30, 2007          $   69,197       $   69,197            $ 71,799
FPE June 30, 2006          $    7,565       $    7,565            $ 32,247

      The Adviser has agreed (for the life of the Funds) to reduce its investment advisory fees and to absorb the Funds' expenses to the extent necessary to limit aggregate annual ordinary operating expenses (excluding brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and extraordinary expenses) to 2.50% of average daily net assets for the Market Neutral Fund and 1.75% of average daily net assets for the Small Cap Fund. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are a Fund's obligation, are subject to repayment by such Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 2.50% limit for the Market Neutral Fund and 1.75% limit for the Small Cap Fund, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Funds or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of a Fund. Such limitation of 1.75% for the Small Cap Fund shall be calculated prior to the application of the Performance Fee Adjustment, as described below. As of June 30, 2007, the Adviser may in the future recoup fees waived and expenses reimbursed totaling $580,327 and $180,808 from the Market Neutral Fund and the Small Cap Fund, respectively, subject to the conditions described in this paragraph. The Adviser may recapture these amounts no later than the dates as stated below:

                                June 30,           June 30,            June 30,
                                  2010               2009                2008
                                  ----               ----                ----

TFS Market Neutral Fund        $ 184,445          $ 220,474           $ 175,408
TFS Small Cap Fund             $ 140,996          $  39,812           $      --


TFS SMALL CAP FUND - PERFORMANCE FEE ADJUSTMENT

      The Small Cap Fund pays TFS a base advisory fee equal to the annual rate of 1.25% of the average value of its daily net assets (the "Base Fee"). Adjustments to the Base Fee will be made by comparison of the Fund's investment performance for the applicable performance period to the investment performance of the Fund's "Benchmark" (the Russell 2000(R) Index + 2.50%) over the same period (the "Performance Fee Adjustment"). The applicable performance period is a rolling twelve month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Performance Fee
Adjustment will be applied to average net assets of the Fund over the performance period. The Base Fee with respect to the Fund will be increased by one basis point (0.01%) for every two basis points (0.02%) of outperformance, to a maximum fee of 2.50% per annum. However, if the Fund underperforms its Benchmark the fee will be decreased one basis point (0.01%) for every two basis points (0.02%) of underperformance, to a minimum fee of 0.00% per annum. TFS may receive the Performance Fee Adjustment for periods during which the Fund has negative investment performance.

      The maximum monthly fee rate as adjusted for performance will be 1/12 of 2.50% and will be payable if the Fund's performance exceeds the Benchmark by 2.50% for the performance period. Therefore, to achieve the maximum rate, the Fund's performance must exceed the performance of Russell 2000(R) Index by 5% or more over the performance period.

      The minimum monthly fee rate as adjusted for performance will be 0.00%, if the investment performance of the Fund is equal to or less than the performance of the Russell 2000(R) Index which equates to underperforming the Benchmark index by 2.50%. In other words, assuming a constant asset level in the Fund, the Adviser will not receive any of the Base Fee if the Fund performs at or below the Russell 2000(R) Index.

      It is not possible to predict the effect of the Performance Fee Adjustment on future overall compensation paid to the Adviser since it will depend on the performance of the Fund relative to the performance record of the Benchmark and future changes to the size of the Fund.

      If the average daily net assets of the Fund remain constant over the rolling twelve month performance period, current net assets will be the same as average net assets over the performance period and the maximum Performance Fee Adjustment will be equivalent to 1.25% of current net assets. However, when current net assets vary from net assets over the twelve month performance period, the Performance Fee Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 1.25%, depending upon whether the net assets of the Fund had been increasing or decreasing and the amount of such increase or decrease during the performance period. For example, if net assets for the Fund were increasing during the performance period, the Performance Fee Adjustment, measured in dollars, would be more than if the Fund had not increased its net assets during the performance period.

      In a period involving significant underperformance accompanied by a rapidly shrinking Fund, the dollar amount of the Performance Fee Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, the Adviser would be obligated to repay the Fund.

      Calculations of the investment performance of the Fund and the investment performance of the Fund's Benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission. The Performance Fee Adjustment will not be applied until the Fund has completed twelve months of operations. Until such date, TFS will receive the Base Fee, less any fee reductions. In addition, the Fund's selected Benchmark may not be changed except by shareholder approval.


PORTFOLIO MANAGEMENT COMMITTEE

Other Accounts Managed
----------------------

The members of the Portfolio Management Committee are collectively responsible for the day-to-day management of other paying accounts, as indicated by the following table. The Funds are not included in the table below.


Other Accounts Managed (as of June 30, 2007)

--------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                          ACCOUNTS      TOTAL ASSETS OF
                                                             TOTAL                      MANAGED WITH     ACCOUNTS WITH
 NAME OF PORTFOLIO                                         NUMBER OF    TOTAL ASSETS    ADVISORY FEE      ADVISORY FEE
     MANAGEMENT                                            ACCOUNTS     OF ACCOUNTS       BASED ON          BASED ON
  COMMITTEE MEMBER             TYPE OF ACCOUNTS             MANAGED       MANAGED       PERFORMANCE       PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
Larry S. Eiben        Registered Investment Companies:         0            $ 0              0                $ 0
                      Other Pooled Investment Vehicles:        2        $41,636,932          2            $41,636,932
                      Other Accounts:                          0            $ 0              0                 $0
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Kevin J. Gates        Registered Investment Companies:         0            $ 0              0                $ 0
                      Other Pooled Investment Vehicles:        2        $41,636,932          2            $41,636,932
                      Other Accounts:                          0             0               0                $ 0
--------------------------------------------------------------------------------------------------------------------------
Richard J. Gates      Registered Investment Companies:         0            $ 0              0                $ 0
                      Other Pooled Investment Vehicles:        2        $41,636,932          2            $41,636,932
                      Other Accounts:                          0            $ 0              0                $ 0
--------------------------------------------------------------------------------------------------------------------------
Eric Newman           Registered Investment Companies:         0            $ 0              0                $ 0
                      Other Pooled Investment Vehicles:        2        $41,636,932          2            $41,636,932
                      Other Accounts:                          0            $ 0              0                $ 0
--------------------------------------------------------------------------------------------------------------------------
Dr. Chao Chen         Registered Investment Companies:         0            $ 0              0                $ 0
                      Other Pooled Investment Vehicles:        2        $41,636,932          2            $41,636,932
                      Other Accounts:                          0            $ 0              0                $ 0
--------------------------------------------------------------------------------------------------------------------------


Potential Conflicts of Interest
-------------------------------

      The Adviser is paid performance fees for its services to two private investment funds that it manages, as well as for its services to the TFS Small Cap Fund. Because of these conflicts, the Adviser has taken steps to ensure that one client is not materially advantaged over another. These steps include the rotating of trades between clients and/or the placement of trades at different points during the day. The Adviser is aware that conflicts are particularly relevant with respect to the securities of small capitalization companies, given that these securities often have limited trading capacity, a conflict may arise in that the Funds and the private investment funds managed by the Adviser are essentially competing with each other for capacity.

Compensation
------------

      No members of the Portfolio Management Committee are compensated directly based upon the performance of the Funds or the asset levels of the Funds. The Adviser uses a team approach in the management of all its clients' accounts, including the Funds. However, performance and asset levels may indirectly affect their compensation in that they may affect the profits of the Adviser.

      Messrs. Eiben, Gates and Gates are managing members of the Adviser and each owns 1/3 of the Adviser. Each receives a fixed salary, adjusted annually, and any pass-through income or loss from the Adviser's business. Salary levels are established annually based upon industry data for individuals providing similar services.


      Mr. Newman and Dr. Chao Chen are each compensated based exclusively on a percentage of the profits of the Adviser. The percentage amount is subjective and is determined by Messrs. Eiben, Gates and Gates. As noted previously, the percentage is not based on the performance of any account or accounts managed by Mr. Newman and Dr. Chen. Mr. Newman and Dr. Chen do not receive a fixed salary for their services.

      None of the members of the Portfolio Management Committee is paid a bonus. However, the Adviser maintains a profit sharing plan, with discretionary annual contributions.

Ownership of Fund Shares
------------------------

The following table indicates the dollar range of securities of the Funds beneficially owned by the members of the Portfolio Management Committee as of June 30, 2007:

--------------------------------------------------------------------------------
 NAME OF PORTFOLIO                                             DOLLAR VALUE
MANAGEMENT COMMITTEE            FUND SHARES                   OF FUND SHARES
       MEMBER                BENEFICIALLY OWNED             BENEFICIALLY OWNED
--------------------------------------------------------------------------------
Larry S. Eiben            TFS Market Neutral Fund            Over $1,000,000
                          TFS Small Cap Fund                 Over $1,000,000
--------------------------------------------------------------------------------
Kevin J. Gates            TFS Market Neutral Fund            Over $1,000,000
                          TFS Small Cap Fund                 Over $1,000,000
--------------------------------------------------------------------------------
Richard J. Gates          TFS Market Neutral Fund            Over $1,000,000
                          TFS Small Cap Fund                 Over $1,000,000
--------------------------------------------------------------------------------
Eric Newman               TFS Market Neutral Fund           $50,001 - $100,000
                          TFS Small Cap Fund                $10,001 - $50,000
--------------------------------------------------------------------------------
Dr. Chao Chen             TFS Market Neutral Fund           $50,001 - $100,000
                          TFS Small Cap Fund                $50,001 - $100,000
--------------------------------------------------------------------------------


                             PORTFOLIO TRANSACTIONS

      Pursuant to each Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by each Fund and which brokers are eligible to execute a Fund's portfolio transactions.

      Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

      Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

      While the Adviser generally seeks competitive  commissions,  the Funds may
not  necessarily  pay  the  lowest   commission   available  on  each  brokerage
transaction for the reasons discussed above.

      Investment decisions for each Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which a Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account managed by the Adviser, the policy of the Adviser generally is to randomly process trades between the accounts so that one client is not materially advantaged over the other. If transactions are executed by the same broker, then the Adviser may allocate trades based on the average price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to each Fund and the other accounts managed by the Adviser. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.


      The following table represents brokerage commissions paid by the Funds in each of the last three fiscal periods:

                              TFS Market             TFS Small
                             Neutral Fund            Cap Fund
                             ------------            --------
FYE June 30, 2007              $431,892              $ 13,628
FYE June 30, 2006              $ 68,962              $  2,872
FYE June 30, 2005              $ 19,191

      The increase in brokerage commissions paid during the fiscal years ended June 30, 2006 and 2007 was primarily the result of significant growth in assets of the Market Neutral Fund. With regards to the Small Cap Fund, it only had approximately three and one-half months of operation during fiscal period ended 2006 and 2007 included a full twelve months of operations.


                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

      As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Funds' shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

      -- arranges for the dissemination to shareholders of the Funds' proxy materials and oversees the tabulation of proxies by the Transfer Agent;

      -- determines the amounts available for distribution as dividends and distributions to be paid by the Funds to their shareholders;
            prepares and arranges for the printing of dividend notices to shareholders; and provides the Funds' Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

      -- prepares and files the Funds' federal income and excise tax returns and the Funds' state and local tax returns;

      -- monitors compliance of the Funds' operation with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

      As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Funds.

      As Transfer Agent, Ultimus performs the following services in connection with the Funds' shareholders: maintains records for each of the Funds' shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.


      Ultimus receives fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. For its services as Administrator, each Fund pays Ultimus an administration fee that is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month. The fee payable by each Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the respective Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by each Fund to Ultimus as Transfer Agent is at the annual rate of $24 per shareholder account, subject to a minimum fee of $1,500 per month. Each of these fees was discounted by 20% during the fiscal period ended June 30, 2005. During such period, the TFS Market Neutral Fund paid Ultimus fees of $16,000 in its capacity as Administrator, $29,306 in its capacity as Fund Accountant, and $12,000 in its capacity as Transfer Agent. During the fiscal period ended June 30, 2006, the TFS Market Neutral Fund and the TFS Small Cap Fund paid Ultimus fees of $23,400 and $7,500, respectively, in its capacity as Administrator; $31,478 and $9,375, respectively, in its capacity as Fund Accountant; and $17,400 and $5,625, respectively, in its capacity as Transfer Agent. During the fiscal period ended June 30, 2007, the TFS Market Neutral Fund and the TFS Small Cap Fund paid Ultimus fees of $106,304 and $24,000, respectively, in its capacity as Administrator; $37,913 and $30,408, respectively, in its capacity as Fund Accountant; and $30,684 and $18,000, respectively, in its capacity as Transfer Agent.


      Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect for successive one-year periods, unless otherwise terminated as provided in the Service Agreements.

      The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

CUSTODIAN

      UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as custodian to the Trust pursuant to a Custody Agreement. UMB Bank's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Trust has selected Deloitte & Touche LLP, 250 East Fifth Street, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Trust for its fiscal year ending June 30, 2008.

TRUST COUNSEL

      The Trust has retained Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, to serve as counsel for the Trust and counsel to the Trustees who are not "interested persons" of the Trust.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

      The Trust is an unincorporated business trust that was organized under Ohio law on January 30, 2004. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

      Shares of a Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

TRUSTEE LIABILITY

      The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

      The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

PROXY VOTING POLICIES AND PROCEDURES

      The Trust and the Adviser have adopted a Proxy Voting Policy that describes how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policy of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-534-2001, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

      The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by a Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

      o Public disclosure regarding the portfolio securities held by a Fund is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by a Fund.

      o A Fund's ten largest portfolio holdings as of the end of each month is included as part of a Monthly Update which is posted at www.tfscapital.com. The Monthly Update is typically posted to the website within 15 days of the end of each month. The website is open to the general public.

      o Information regarding Portfolio Securities and other information regarding the investment activities of a Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of a Fund. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Funds. The CCO found that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. In each instance where portfolio information is disclosed to these organizations, a minimum 30 day lag exists.

            Below is a table listing the organizations that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    RECEIPT OF COMPENSATION
                                                                                                    OR OTHER CONSIDERATION
NAME OF RATING OR RANKING                                    TIMING OF RELEASE AND CONDITIONS OR    BY THE FUND OR
ORGANIZATION                   INFORMATION PROVIDED          RESTRICTIONS ON USE                    AFFILIATED PARTY
-----------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.              CUSIP, description,           Provided quarterly, with a 30-day                None
                               shares/par, market value      lag. No formal conditions or
                                                             restrictions.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Lipper, Inc.                   CUSIP, description,           Provided quarterly, with a 30-day                None
                               shares/par                    lag.  No formal conditions or
                                                             restrictions.  Lipper has indicated
                                                             that it will not trade based on the
                                                             Fund's portfolio information, and it
                                                             prohibits its employees from any
                                                             such trading.
-----------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                 CUSIP, shares/par, market     Provided quarterly, with a 30-day                None
                               value                         lag.  No formal conditions or
                                                             restrictions.  Bloomberg has
                                                             indicated that it requires all
                                                             employees to sign confidentiality
                                                             agreements acknowledging all
                                                             information received during their
                                                             employment must be used for
                                                             legitimate business purposes only.

-----------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.         CUSIP, description,           Provided quarterly, with a 30-day                None
                               shares/par, market value, %   lag.  No formal conditions or
                               of total net assets           restrictions.  S&P has indicated
                                                             that its employees are required to
                                                             follow a code of business conduct
                                                             that prohibits them from using
                                                             portfolio information for anything
                                                             other than performing their job
                                                             responsibilities; S&P employees must
                                                             certify annually that they have
                                                             followed this code of business
                                                             conduct.
-----------------------------------------------------------------------------------------------------------------------------
Thomson Financial              CUSIP, shares/par, market     Provided quarterly, with a 30-day                None
                               value, cost basis             lag.  No formal conditions or
                                                             restrictions.  Thomson Financial has
                                                             indicated that it requires all
                                                             employees to sign confidentiality
                                                             agreements acknowledging that all
                                                             information received during their
                                                             employment must be used for
                                                             legitimate business purposes only.
-----------------------------------------------------------------------------------------------------------------------------

            The Board of Trustees, in consultation with the CCO, has concluded that providing non-public portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.


      o The Funds are providing portfolio information to certain mutual fund supermarkets and/or distribution platforms. These organizations are making the Funds available to their clients. Each disclosure arrangement has been approved by the CCO of the Funds. The CCO found that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. In each instance where portfolio information is disclosed to these organizations, a minimum of a 30 day lag exists.

            Below is a table listing the organization(s) that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    RECEIPT OF COMPENSATION
                                                                                                    OR OTHER CONSIDERATION
                                                             TIMING OF RELEASE AND CONDITIONS OR    BY THE FUND OR
NAME OF ORGANIZATION           INFORMATION PROVIDED          RESTRICTIONS ON USE                    AFFILIATED PARTY
-----------------------------------------------------------------------------------------------------------------------------
Smith Barney                   CUSIP, description,           Provided quarterly, with a 30-day                None
                               shares/par, market value      lag. No formal conditions or
                                                             restrictions.
-----------------------------------------------------------------------------------------------------------------------------

            The Board of Trustees, in consultation with the CCO, has concluded that providing non-public portfolio information to these organizations does not pose a significant risk to the Funds or their shareholders.


      o These policies relating to disclosure of the Funds' portfolio securities does not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, which are the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with a Fund's purchase and sale of portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by a Fund that is made on the same basis to all shareholders of the Fund.

            Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

----------------------------------------------------------------------------------------------------------
       TYPE OF SERVICE PROVIDER          FREQUENCY OF ACCESS TO PORTFOLIO        RESTRICTIONS ON USE
                                                    INFORMATION
----------------------------------------------------------------------------------------------------------
Adviser                                 Daily                                Contractual and Ethical
----------------------------------------------------------------------------------------------------------
Administrator (fund accountant and      Daily                                Contractual and Ethical
transfer agent)
----------------------------------------------------------------------------------------------------------
Custodian                               Daily                                Contractual and Ethical
----------------------------------------------------------------------------------------------------------
Printer                                 Twice a year, during printing of     Ethical
                                        semi-annual and annual financial
                                        reports
----------------------------------------------------------------------------------------------------------
Proxy Voting Service                    No Direct Access/Receive Proxies     Contractual and Ethical
                                        directly from Custodian
----------------------------------------------------------------------------------------------------------
Auditor                                 During annual audit                  Ethical
----------------------------------------------------------------------------------------------------------
Legal counsel                           Regulatory filings, board            Ethical
                                        meetings, and if a legal issue
                                        regarding the portfolio requires
                                        counsel's review
----------------------------------------------------------------------------------------------------------
Broker/dealers through which a Fund     Daily access to the relevant         Contractual and Ethical
purchases and sells portfolio           purchase and/or sale - no
securities                              broker/dealer has access to a
                                        Fund's entire portfolio
----------------------------------------------------------------------------------------------------------

            The Board of Trustees has determined that the Funds and their shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Funds and the party do not exist.

      o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds.

      o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

      o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES


      As of October 2, 2007, the following persons owned of record 5% or more of the outstanding shares of the Funds:

TFS MARKET NEUTRAL FUND

                                                             % of       Type of
Investor name and address           Number of Shares     Fund Shares   Ownership
-------------------------           ----------------     -----------   ---------
Charles Schwab & Co., Inc.           2,658,698.345          26.1%       Record
101 Montgomery Street
San Francisco, California 94104

Prudential Investment Management       756,214.750           7.4%       Record
FBO Mutual Fund Clients
100 Mulberry Street
Newark, New Jersey 07102

FTC & Company                          751,689.796           7.4%       Record
P.O. Box 173736
Denver, Colorado 80217

TFS SMALL CAP FUND

                                                             % of       Type of
Investor name and address           Number of Shares     Fund Shares   Ownership
-------------------------           ----------------     -----------   ---------
Scottrade, Inc.*                       323,869.440          75.6%       Record
FBO Huntrise Fund of Funds LLC*
1800 Bayberry Court, Suite 103
Richmond, Virginia 23226

Charles Schwab & Co., Inc.              31,484.581           7.4%       Record
101 Montgomery Street
San Francisco, California 94104

* Huntrise Fund of Funds LLC is the beneficial owner of the shares held in Scottrade Inc.'s name. Huntrise is an entity controlled by the principals of the Adviser. Therefore, the vote of the principals of the Adviser would determine the outcome of a meeting of shareholders.


                           ADDITIONAL TAX INFORMATION

      Each Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. Depending on the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

      To qualify as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.


      A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. For the year ended June 30, 2007 the TFS Small Cap Fund reclassified $31,287 of net investment loss against undistributed net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.


      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified

Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      It is anticipated that amounts distributed by each Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

      From time to time  performance  information  for the Funds  showing  their average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

      Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of a Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

      Average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in a Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in a Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

      Each Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


      The table below shows the Funds' average annual total returns for periods ended June 30, 2007:

--------------------------------------------------------------------------------
                                                                    SINCE
                                                 ONE YEAR         INCEPTION*
                                                 --------         ----------
--------------------------------------------------------------------------------
TFS MARKET NEUTRAL FUND
--------------------------------------------------------------------------------
Return Before Taxes                               19.18%            15.09%
--------------------------------------------------------------------------------
Return After Taxes on Distributions               18.85%            14.97%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                           12.75%            13.02%
--------------------------------------------------------------------------------
TFS SMALL CAP FUND
--------------------------------------------------------------------------------
Return Before Taxes                               25.93%            22.68%
--------------------------------------------------------------------------------
Return After Taxes on Distributions               25.92%            22.67%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                           16.86%            19.36%
--------------------------------------------------------------------------------

* The inception date of the TFS Market Neutral Fund is September 7, 2004. The inception date of the TFS Small Cap Fund is March 7, 2006.

OTHER QUOTATIONS OF TOTAL RETURN

      The Funds may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. For example, the cumulative total returns of the TFS Market Neutral Fund and TFS Small Cap Fund for the periods since inception (September 7, 2004 and March 7, 2006, respectively) through June 30, 2007 were 48.46% and 30.84%, respectively. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.


PERFORMANCE COMPARISONS

      Advertisements, sales materials and shareholder reports may compare the performance of a Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

      From time to time, the Funds (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products
(including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Funds.

      Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                              FINANCIAL STATEMENTS


      The financial statements of the Trust as of June 30, 2007, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the annual report of the Trust dated June 30, 2007.

APPENDIX A

                                 TFS CAPITAL LLC
                               PROXY VOTING POLICY

                              ADOPTED JUNE 30, 2007

PURPOSE. The purpose of the policy is to describe voting procedures pertaining to all accounts over which TFS Capital LLC ("TFS") has discretionary control and the authority to vote on proxies, which includes the TFS Market Neutral Fund, the TFS Small Cap Fund and the TFS 130/30 Fund (the "Funds").

This Proxy Voting Policy (the "Policy") is designed to ensure that TFS and the Funds comply with the requirements under federal securities laws. Proxy voting will be performed in an effort to act in the best interests of TFS's clients including, without limitation, the Funds.

DEFINITION OF A PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

MATERIALITY THRESHOLD (APPLIES TO ALL CLIENTS EXCEPT THE FUNDS). TFS will generally abstain from voting proxies if the proxy vote pertains to a security that represents less than or equal to 5% of a given client's overall assets under TFS'S discretionary control. TFS believes the use of a materiality threshold is in the best interest of its clients because it will enable TFS to avoid devoting its limited resources to researching issues relevant to proxy votes that are unlikely to have a material impact on a given client's account. A major consideration in developing this policy is the fact that equity shares in accounts for which TFS serves as portfolio manager are generally held for very short periods of time before portfolios are reallocated. The frequent reallocation and corresponding portfolio turnover further minimizes the chance that proxy votes will have a material impact for a given client. TFS expects to rarely respond to proxies for clients other than the Funds.

TFS has decided that all proxies received on behalf of the Funds, regardless of the size of the Funds' position, should be voted on. TFS will delegate this authority to an outside firm that specializes in voting proxies, PROXYGOVERNANCE, INC. ("PGI"). PGI will vote proxies in accordance with its default "pro-shareholder" policy that is subject to ongoing update and enhancement. TFS does have the ability to use its discretion to deviate from the default policy but does not expect to do so.

PGI is not obligated to vote proxies on securities which the Funds have sold prior to receipt of the proxy materials. TFS does not believe it is in the Funds' best interest to dedicate considerable manpower to researching proxy issues when the Funds no longer hold the position and may never re-purchase the security.

                         POLICY AND ANALYSIS METHODOLOGY

PROXY Governance's mission is to provide proxy analysis and recommendations that support the growth of long-term shareholder value. The firm's methodology, broadly stated, is based on providing recommendations that will help enhance the growth of overall corporate value and is grounded in the belief that the corporation is the ultimate engine for the creation of shareholder wealth.

This approach rejects the belief that the shareholder-management dialectic is a zero-sum game (that is, what management wins, shareholders lose, and vice versa). Instead, it accepts the philosophy that a thoughtful and informed approach to corporate governance can accelerate the engine of wealth production and value creation for shareholders, as well as all of a corporation's other constituencies.

                  RECOMMENDATIONS ON AN ISSUE-BY-COMPANY BASIS

The firm's approach to enhancing overall corporate value growth through effective proxy voting relies on analysis and recommendations that are developed on an issue-by-company basis, rather than an issue-by-issue basis.

Issue-by-issue analysis assumes that a specific set of corporate governance initiatives is, or is not, inherently beneficial to shareholders and that a specific recommendation for a particular issue should be applied across-the-board to the voting of all corporations' proxies. This one-size-fits-all approach, however, frequently results in a lack of focus on issues that genuinely impact long-term shareholder value and, as a result, disadvantages shareholders.

By comparison, PROXY Governance's issue-by-company approach views proxy issues in the context of company-specific metrics, taking into account a variety of relevant factors.

PROXY Governance believes analysis that includes metrics based on these factors provides the basis for more nuanced and effective recommendations. A "poison pill" provision, for example, may be a shield used by a weak management to protect itself. Or, it may be a useful tool to help a strong management implement a critical restructuring that involves short-term pain, but which will position the company for long-term growth. Only company-specific analysis can determine which is actually the case and provide the basis for proxy recommendations that will support the creation of long-term shareholder value.

                 PROXY GOVERNANCE POLICIES AND THEIR APPLICATION

AUDITORS
--------

RATIFICATION OF AUDITORS
------------------------

PROXY Governance will generally recommend in favor of ratifying the selection of auditors made by the independent audit committee. Recommending a vote "against" the auditor (essentially a vote of no-confidence) should be limited to rare situations where the auditor is not following its own procedures or is otherwise complicit in an accounting treatment deemed to misrepresent the financial condition of the company. Concerns about the choice of auditor and the services performed (e.g., high non-audit fees) should more properly be directed to the audit committee members (who are responsible for retaining and compensating the auditor) through a "withhold" vote (see "Election of Directors).

LIMIT OR PROHIBIT CONSULTING/NON-AUDIT SERVICES
-----------------------------------------------

PROXY Governance will review shareholder proposals seeking to limit the non-audit services of the outside auditor on a case-by-case basis. In most instances, utilizing a company's auditor for tax services would be logical given its familiarity with company finances. Since tax services are not prohibited by the Sarbanes-Oxley Act or SEC rules, the audit committee should be given discretion to use its business judgment to act. That notwithstanding, we will take into account any indications that the auditor has failed in its duties or is not sufficiently independent, the amount of non-audit fees relative to total fees and management's rationale for employing the auditor for tax or other non-audit services.

BOARD OF DIRECTORS
------------------

ELECTION OF DIRECTORS
---------------------

PROXY Governance will base its recommendations on director votes on the rebuttable presumption that the corporation's independent nominating committee has effectively carried out its fiduciary duty in nominating a slate of directors. Thus, we expect that we would normally recommend a vote in favor of those directors.

Our analysis as to whether and when to recommend a "withhold" vote for director candidates begins with an assessment of the company's financial performance relative to peers over a sustained period of time. Failure to produce acceptable long-term results will be a major factor in justifying a "withhold" vote for directors. There may also be situations where there appears to be a need to convey a message to the board or individual directors that there is substantial shareholder dissatisfaction with one or more of their decisions.

PROXY Governance does not propose to adopt or apply a definition of director independence that is more stringent than that imposed by the self-regulatory organizations (SROs). If shareholders feel that the independence standards set out in the listing rules are too weak, or that their interpretation has been inconsistent, we believe they should reopen the debate with the SROs or the SEC rather than overlay additional and inconsistent criteria for director independence. At the same time, however, if the board were to determine that a relationship not precluded by the SROs' definition was material, and therefore the director was not independent, we would support that position.

At companies where majority rather than plurality voting is the standard for director elections, we are mindful of the fact that a "withhold" vote is no longer a mere messaging tool but has a direct impact on the outcome of the election and could result in the resignation or replacement of directors who fail to garner a majority of the votes cast.

In evaluating whether, in the context of a particular company, PROXY Governance will recommend a "withhold" vote from certain directors or the entire board, the following factors will be considered:

      o COMPANY PERFORMANCE: Has the company's financial performance been below that of its industry peers over the past five years, based on PROXY Governance's comparative company performance data? If so, is there any indication that the company is improving and at what rate? Alternatively, where the company's performance matched or exceeded that of its peers over the five-year period, but in the later years has deteriorated at a rapid rate, has the company put forth a satisfactory explanation?

      o BOARD INVOLVEMENT: Where financial performance has been consistently sub-par, is there any indication that the board is focused on the urgent need to improve performance? Has the board taken action to redress poor performance such as a change in business strategy or change in management?

      o COMPANY REPUTATION: Has the reputation of the company been damaged as a result of any kind of prosecutorial action, such as an SEC investigation, a major environmental violation or any criminal or serious civil charges? If so, is there any indication that the board has taken action, such as the appointment of a special committee or counsel to investigate the matter? Has the board had sufficient time to understand the circumstances and react?

      o TAKEOVERS: If there has been an offer for the company, has the board taken control of the process and proceeded in the best interests of the shareholders? Have the directors simply resorted to a "just say no" defense, as opposed to seriously exploring all other options which could enhance shareholder value?

      o EXECUTIVE COMPENSATION: For the directors on the compensation committee, has the compensation of the CEO or other named executive officers over the past three years been out of line with the company's performance and with the compensation of CEOs or executive officers at peer companies?

      o DIRECTOR PAY: Is director compensation patently out of line with peer companies without sufficient explanation of the discrepancy? Is any portion of director pay based on potentially self-dealing factors, such as performance metrics those same directors establish for the CEO and senior management?

      o OUTSIDE AUDITORS: For the members of the audit committee, do the non-audit ("other") fees paid to the outside auditor exceed the audit, audit-related, and tax fees combined (i.e., non-audit ("other") fees are more than 50% of total fees)? Is this the result of unusual circumstances such as a prior consulting assignment that is winding down? Have there been repeated accounting irregularities of which the board was aware but has failed to rectify?

      o SHAREHOLDER PROPOSALS: Where shareholder proposals have repeatedly received the support of a majority of the votes cast, is there some indication that the directors have addressed those proposals and responded publicly in some manner that reasonably can be regarded as in the best interests of the shareholders?

      o OUTSIDE BOARD SERVICE: Does any director sit on five or more outside public company boards? While it is not our intent to establish a litmus test on how many boards a director can serve on, a high degree of outside board service will prompt further scrutiny of the magnitude and nature of the director's commitments, including the size and prominence of the other public companies, the degree of committee service and other board-related positions, employment status, and service on private company and non-profit boards. In assessing the director's fitness to effectively represent shareholders, we will also give strong weight to factors such as a poor attendance record, poor company performance, or a high number of "withhold" votes in the previous year that have not been addressed by the board.

      o ABSENTEEISM: Does any director have a pattern of poor attendance (less than 75% of board and committee meetings over two or more consecutive years) without a legitimate reason?

      o OTHER: Are there reasons to question board or individual director conduct, judgment or oversight? Is there evidence that a nominee failed in his oversight role at another unrelated corporation?

BOARD SIZE
----------

PROXY Governance will generally support management resolutions to fix the size of the board at a specific number of directors or fix a range beyond which the size of the board will not deviate. In examining these proposals, PROXY Governance will take the following into account:

      o MANAGEMENT'S JUSTIFICATION: Does management have legitimate reasons for its proposal?

      o CURRENT BOARD SIZE AND COMPOSITION: Will an increase or decrease in board size accomplish anything? Is the current board size unwieldy (more than 15 directors) or ineffective? Is there a majority or more of independent directors (based on the SRO standards)

      o BOARD EFFECTIVENESS: Have there been previous objective concerns about how well the current board is functioning?

BOARD INDEPENDENCE
------------------

PROXY Governance believes that director independence is critical to conflict-free decision-making in any corporate setting. Nevertheless, we see no reason to set a standard of independence that goes beyond that required by the self-regulatory organizations (SROs). We would, however, support a board's determination that a director is not independent due to a material relationship that is not precluded by the SROs' definition.

In view of this, PROXY Governance will review shareholder proposals to increase board independence on a case-by-case basis with consideration given to:

      o SRO STANDARDS: Does the company meet the independence standards of the major exchanges? Is more than a majority of the board already independent by the SROs' definition? [If these two conditions are true, PROXY Governance would likely oppose the proposal. If only a bare majority of the board is independent (or less than a majority if it is exempt from the SRO independence requirements), then we will consider additional factors.]

      o     PROPONENT'S RATIONALE:  What is the proponent's reason for targeting
            the  company?   Is  the  proponent   advocating  a  more   stringent
            independence standard than that of the SROs?

      o COMPANY HISTORY: Has the company had any history of governance problems relating to lack of independence? Are there indications that outside directors with affiliations to related parties, suppliers and the like are conflicted by their service on key committees such as audit, compensation and nominating/governance?

      o COMPANY PERFORMANCE: Has the company performed well or poorly under the current board structure and leadership?

      o BOARD PERFORMANCE: Does the current board structure seem unwieldy or unusual in any way? Does the board seem to be fulfilling its fiduciary duty?

      o     SHAREHOLDER   VOTE:  Has  the  company   experienced  a  significant
            shareholder vote in favor of this or a similar proposal in the past?

DIRECTOR TENURE
---------------

PROXY Governance believes that boards should seek a balance between older and newer directors to encompass both experience and fresh perspectives. Although we do not favor arbitrary limits on board tenure--particularly in view of the recruitment demands for greater independence, specialized skills (such as financial experts for the audit committee), and time commitments to board service--we recognize that there may be instances where limiting the length of director service is warranted. These would include situations where the corporation has been performing poorly or the board appears to be ineffective or entrenched. PROXY Governance will therefore review shareholder proposals to limit director tenure on a case-by-case basis, examining the following factors:

      o TERM LIMIT: For shareholder proposals seeking term limits, is the length of the term proposed reasonable (e.g., 10 to 15 years)? Does the company already have a mandatory retirement age?

      o     DIRECTOR  EVALUATION:   Does  the  board  conduct  an  annual  board
            evaluation process (including of individual directors) whereby poorly performing directors would not be subject to renomination?

      o     INEFFECTIVE BOARD: Are there signs of poor board oversight,  such as
            sustained   poor   financial   performance,    excessive   executive
            compensation, or a dominant chairman/CEO?

      o BOARD ENTRENCHMENT: Are there signs of potential board entrenchment such as low board turnover and a significant number of long tenured or aging directors? Do shareholders have the ability to remove directors without cause? Have shareholder nominations to the board been rejected and why?

PROXY Governance will similarly review case-by-case management proposals to amend the articles or bylaws to adopt a mandatory retirement age or change an existing age limit, taking into account:

      o The board's reasons for the retirement policy or change in the current retirement age

      o Whether the proposed retirement age is reasonable (e.g., 70 to 72 years)

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN AND CEO POSITIONS)
----------------------------------------------------------

PROXY Governance will examine shareholder proposals seeking an independent board chairman on a case-by-case basis. We believe that the logic behind such a proposal can be compelling; i.e., to ensure that the board can best perform its essential oversight function, as well as act effectively and without conflict. So in some circumstances this separation can be effective and indeed even necessary. We also believe, however, that in other circumstances such separation can lead to multiple power centers within the corporation, causing top management distraction and dissension that ultimately makes the job of CEO and of the board more difficult. Therefore, while an individual proposal may have merit at one company, based on its particular CEO and board, it may not be productive at all other companies, particularly if a permanent separation were instituted in the bylaws. PROXY Governance will take the following into consideration:

      o     COMPANY  PERFORMANCE  RELATIVE  TO PEERS  DURING  THE CEO'S  TENURE:
            Declining performance may indicate a need for a different CEO.

      o BOARD AND KEY COMMITTEE INDEPENDENCE: What is the level of board independence (majority or more)? Apart from the CEO, are there additional insiders on the board (COO, CFO) who report to the CEO? Are the audit, compensation, and nominating/governance committees fully independent (based on the SROs' independence standards)?

      o BOARD SIZE: If the board is too large and unwieldy (more than 15 directors) to operate in a collegial fashion, a chairman/CEO's consolidated power could be enhanced too greatly by director divisiveness.

      o BOARD TURNOVER: Have the directors been on the board for many years, suggesting that it may have become too inbred?

      o CONFLICTED CHAIRMAN: Is there a separate chairman who is not independent? A former CEO serving as chairman [other than for a short (e.g., one year) transitional period] could create two power centers.

      o LEAD DIRECTOR: Is there a lead director to counterbalance a combined/CEO? (At some companies, the chairs of the key committees may rotate as lead director.) Does the lead director have a comprehensive set of duties beyond chairing the executive sessions of the non-management directors (e.g., board meeting scheduling and agendas, information flow to the outside directors, shareholder communications, etc.)?

      o NOMINATION PROCESS: Is there evidence of the chairman/CEO dominating the nominating process or of shareholder candidates being rejected without good reason? (Companies must disclose their nomination process, including the criteria for qualifying as a director and whether and why any shareholder nominees have been rejected.)

      o CEO COMPENSATION: Is the CEO's pay out of line with company performance, indicating difficulty with the board's oversight?

      o     PROPONENT  RATIONALE:  Why was this particular company targeted with
            this   proposal?   Has  the  proponent   provided   evidence  of  an
            accountability problem?

      o     OTHER  FACTORS:  CEO  succession  plan,   board/director  evaluation
            process, and other indicators of board entrenchment or poor CEO accountability.

CLASSIFIED BOARD
----------------

PROXY Governance will examine shareholder proposals seeking to declassify a board on a case-by-case basis. In our view, arguments against classified boards relating to their anti-takeover effect are solely dependent on the classification being coupled with a provision allowing shareholder removal of directors for cause only.

Absent such a provision, there would be no anti-takeover effect. We therefore believe that much of the motivation and rationale for these declassification proposals--if the proponents are opposed to anti-takeover measures--are misdirected at the classified board concept when they should be directed at the "removal for cause" concept. However, the ability to decouple board classification and "removal for cause only" provisions varies from state to state. Some jurisdictions do not allow shareholders to remove directors without cause when there is a staggered board.

We also recognize that there are benefits that could emanate from a staggered board in terms of promoting board stability and director independence from the CEO since director terms could outlast the tenure of the CEO. Consequently, where there is a classified board structure with a "no removal" provision we would review a proposal to eliminate the classified board based on the following factors:

      o PROPONENT RATIONALE: What is the proponent's rationale for targeting this particular company; i.e., is it just part of a general campaign against classified boards, or is there a specific reason or reasons why the board in question should be declassified?

      o MANAGEMENT RATIONALE: What factors has the company put forward in favor of retaining the classified board, and how persuasive are they in that particular situation? For example, the need to retain it as a measure of protection against a coercive takeover attempt would be less persuasive if either (a) it was merely one of a whole panoply of anti-takeover devices, or (b) the industry position and market capitalization of the company in question suggested that an unsolicited takeover attempt would be wildly unlikely.

      o DIRECTOR REMOVAL PROVISION: Would the company consider retaining the staggered board and deleting the "removal only for cause" provision? Is there a supermajority voting threshold for shareholders to remove directors?

      o BOARD ENTRENCHMENT AND PERFORMANCE: Is there some cause for concern that the corporation has an entrenched board which is unresponsive to legitimate shareholder concerns or neglectful of poor company performance? On the other hand, has the board adopted term limits or a mandatory retirement age? Is there majority voting in director elections? What is the degree of board independence? What other takeover defenses does the company have?

      o RESPONSIVENESS TO SHAREHOLDERS: Has the company previously received a shareholder proposal seeking a classified board? Did the prior proposal receive a majority of the shares voted? If it did, is there any evidence that the board seriously considered it and communicated its response, both to the proponent and to its shareholders generally? Did it present a compelling reason for not implementing the shareholder mandate?

PROXY Governance will generally support resolutions by management to declassify the board with a view that the board has carefully considered the issue and determined that such a structure no longer serves the best interests of the company or the shareholders.

While it is unlikely in the current governance environment that a company would seek a charter amendment to classify the board, PROXY Governance would expect the board to present compelling reasons for wanting to implement such a structure and outline how it would benefit shareholders.

CUMULATIVE VOTING
-----------------

Given the infrequency of cumulative voting at U.S. public companies, PROXY Governance will primarily look to the proponent's rationale in determining whether cumulative voting is warranted at the targeted company and how the proponent intends to use it, with a bias generally to vote against cumulative voting. Similarly, PROXY Governance would likely support a management proposal to eliminate cumulative voting provided there are sufficient reasons for doing so and unless it appears that management is purposely trying to disenfranchise a significant shareholder. From a practical standpoint, cumulative voting may do little for shareholders, particularly at a large cap company where it would take a number of shareholders acting together to get their own nominee on the board--and even then it would essentially require running a separate proxy solicitation since a write-in candidate would not likely garner sufficient votes. Other factors that may be considered include:

      o Evidence of board ineffectiveness or entrenchment (such as rejecting shareholder nominees without good reason).

      o If there is a significant shareholder on the board that is acting in a self-interested manner. This may justify the need for greater minority shareholder safeguards.

      o If the company has a staggered board. The combination of cumulative voting and a staggered board could be a potent takeover defense, extending a proxy fight for control from two years to three, if combined with a "removal only for cause" provision.

MAJORITY VOTING
---------------

PROXY Governance supports the concept of majority voting to give shareholders a direct and meaningful voice in the election of their authorized representatives. While we recognize that there have been significant policy and implementation concerns raised in moving from plurality to majority voting, we also believe that many of these issues can be effectively addressed, as demonstrated by the innovative approaches adopted by some companies.

PROXY Governance will generally support shareholder resolutions to adopt majority voting so long as the proposal is not overly restrictive in tying the board's hands with respect to holdover directors. We will similarly support management-sponsored resolutions to switch to a majority voting standard
(majority of votes cast) in uncontested elections. In such cases, we would expect the board to explain its treatment of contested elections, holdover directors, and other areas of concern to shareholders.

PROXY ACCESS
------------

PROXY Governance will take a case-by-case approach to shareholder resolutions that would give shareholders the ability to put their own nominees on management's proxy, guided by our underlying philosophy of supporting initiatives that would likely help increase shareholder value. Factors we will consider include:

      o     Company performance

      o     The proponent's rationale for targeting the company

      o The mechanics and reasonableness of the proposal (such as the conditions under which a shareholder could nominate directors)

      o     Signs   of   board   entrenchment,   poor   oversight   or  lack  of
            responsiveness to shareholders

We recognize that proxy access is not a panacea for problems on the board and could, in fact, potentially introduce other problems affecting board cohesiveness and dynamics. We therefore would not favor such a proposal merely to have it "in place" in case the company's performance falters. However, where performance has been lacking for a sustained period of time or where there are other indications that the board has failed to effectively oversee management of the company, we believe that permitting shareholders to directly nominate director candidates may be a better and more effective mechanism for addressing the criticality of the situation than to simply withhold votes from board members.


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

PROXY CONTESTS
--------------

More than any other voting issue, evaluation of a proxy contest requires careful case-by-case examination of the particular circumstances of the targeted company and the arguments presented by management and the dissidents in support of their respective positions. Because the stakes are high in a proxy fight, with the potential of a change in board control, shareholders must weigh the risks involved in terms of management changes and disruption to the company's operations. PROXY Governance therefore believes that the dissidents must demonstrate that replacement of the incumbent directors is warranted, that the opposition slate is better qualified to oversee the company and that they have a credible plan for turning around the company's fortunes and delivering shareholder value. In the same vein, a contest for board control (replacement of a majority or all of the board members) carries a higher burden of proof for the dissidents than a contest seeking minority representation on the board by the dissidents to serve in a shareholder "watchdog" role.

FACTORS FOR CONSIDERATION (BOARD CONTEST):

      o Company performance relative to peers, management actions to improve performance and viability of strategic plan

      o     Dissidents'   objectives,   track   record   at   other   companies,
            qualifications of their slate, stock ownership level and number of board seats sought

      o Events leading up to the contest, market reaction, and the company's response to the fight including defensive actions, governance changes or efforts to settle

      o     Board oversight or entrenchment concerns

IF COMBINED WITH A HOSTILE BID:

      o Market view of the offer, including a comparison of the offer to any existing deal

      o     Strategic alternatives considered by management

      o     Takeover defenses

      o     Independence of dissident slate from offeror

REIMBURSEMENT OF PROXY SOLICITATION EXPENSES
--------------------------------------------

PROXY Governance will review proposals to reimburse dissidents' solicitation expenses in a proxy fight on a case-by-case basis. We generally support reimbursement of reasonable expenses if we are in support of the dissident slate, in the view that the solicitation has benefited all shareholders. Where reimbursement is sought after the vote or as part of a settlement, PROXY Governance will consider the proportion of votes received by the dissidents, the potential benefits resulting from the contest, and the costs incurred.


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

EXECUTIVE AND DIRECTOR COMPENSATION AND COMPENSATION PLANS
----------------------------------------------------------

EXECUTIVE COMPENSATION

Executive compensation is one of the best indicators of a board's ability to oversee management. Poor compensation practices that fail to adequately tie pay to performance for executives point to a weak, ineffective or detached board.

PROXY Governance takes a holistic approach towards executive compensation: we examine all components of pay for the CEO and other named executives, across all companies in our coverage universe, irrespective of whether or not an equity plan is on the ballot. We also take a relative approach, examining executive compensation in the context of peer company pay levels and performance based on our proprietary pay-for-performance model. Where executive pay appears significantly out of line with peer companies that have similar or better performance or where absolute pay is exorbitant and there is no satisfactory explanation (such as recently hired executives), we believe the compensation committee should be held responsible and will recommend "withhold" votes accordingly. Alternatively, if the compensation committee has recently reformulated compensation programs to contain pay or improve the linkage between pay and performance (such as greater use of performance-based equity awards), we would be disposed towards monitoring the effectiveness of the changes rather than recommending a "withhold" vote.

EQUITY PLANS

Traditional approaches to compensation tend to focus exclusively on the individual components of pay that shareholders are permitted to vote on, namely equity plans. In our view, such a myopic focus not only misses the real source of abuse (executive level compensation), but unjustly penalizes non-executive managers and employees who participate in the plan. Such an approach also lends itself to over-emphasis on, and even micromanagement of, plan design features rather than the actual implementation of the plan. A supposedly well-designed plan can in fact be quite poorly and unfairly implemented.

In keeping with our emphasis on executive level compensation, in instances where executive pay is determined to be excessive, PROXY Governance would not only recommend a "withhold" vote from compensation committee members, but also recommend "against" a bonus or equity plan on the ballot if it is the vehicle for the excessive pay. High executive pay is usually attributable to equity awards, and we would oppose an equity plan if the principal executives received a majority or more of the total employee awards in the past year, even if the plan were otherwise perfectly acceptable under a more traditional analysis. We may also oppose plans if there appear to be egregious practices associated with them.


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

DIRECTOR COMPENSATION

Director compensation serves a different purpose than incentive pay for executives and should be designed not for company performance but for director performance in terms of fostering independence, objectivity and the protection of shareholder interests. Where director compensation is clearly out of line with that of similarly sized companies in the same industry, PROXY Governance will recommend withholding votes from the board and will oppose director-only equity plans on the ballot.

EXECUTIVE BONUS PLANS
---------------------

In line with our holistic approach to executive compensation, PROXY Governance will review executive bonus plans within the context of an existing compensation program as well as how any such plan will appropriately tie executive pay to company performance. Our overall goal will be to ensure that executive compensation remains within reasonable parameters for a company both in relation to its peers as well as on an absolute basis. To do so, we will focus on the following factors:

      o COMPANY PERFORMANCE: Does company performance as measured by our pay-for-performance model justify overall executive compensation?

      o NATURE OF THE PROPOSAL: Are performance targets pre-set, realistic and objectively measurable? Has the compensation committee approved these goals? Is the disclosure clear, precise and understandable?

      o SHAREHOLDER VALUE: Does the proposal seek to preserve the tax deduction under Section 162(m) of the IRS Code?

Proposals that contain realistic performance goals for executives while preserving a valuable tax deduction for the company may be a win-win situation for shareholders. However, the tax deduction alone will be a secondary concern to overall executive compensation. Ultimately, if the company's approach to executive compensation does not appear to be justified under our pay-for-performance model, our recommendation may be to vote against the proposal and recommend withholding votes from members of the compensation committee.

EMPLOYEE STOCK PURCHASE PLANS (ESPPS)
-------------------------------------

PROXY Governance will generally support ESPPs because they encourage savings and investment and provide a convenient way for employees to become shareowners in the company. This can in turn boost employee morale and productivity. ESPPs generally pose very little dilution to shareholders (typically less than five percent of outstanding shares). In addition, the vast majority are structured as IRS Section 423 plans, thereby restricting the amount of the discount and the length of the offering period.

STOCK OPTION REPRICING
----------------------

PROXY Governance will examine management requests to conduct an option exchange/repricing on a case-by-case basis. We recognize that there can be specific circumstances where a repricing is justifiable in order to continue to incentivize and retain employees, particularly in a competitive job market. Nevertheless, because shareholders do not have the ability to "reprice" their investment during stock price declines, we believe any requests to reprice or exchange underwater options should be backed by sound justification (such as a sustained share price decline in the industry) and contain certain structural features:

      o PARTICIPATION: Repricings should generally be confined to employees and exclude executive officers and directors. Executive officers should only participate if there are stringent conditions imposed, including receiving fewer awards than those given up in the option exchange and being subject to retention conditions.

      o ECONOMIC TRADEOFF: The option exchange should be value neutral or value creative for shareholders, i.e., the new options should have equal value or lesser value than the old ones, based on an option pricing model.

      o RETENTION ENHANCEMENTS: The new options should contain retention features such as restarted or extended vesting or a blackout period for exercise. An alternative approach for executives would be a share retention requirement for holding the after-tax shares received from option exercise.

GOLDEN PARACHUTES/EXECUTIVE SEVERANCE
-------------------------------------

PROXY Governance believes that severance pay is directly on the firing line regarding trust between management, the board and shareholders. Although the exorbitant payouts seen in recent years are certainly grounds for shareholder outrage, severance, like other aspects of executive compensation, cannot be micromanaged by shareholders from the outside. Formulaic, one-size-fits-all, approaches can be unrealistic. For example, often times the definition of "benefits" in the proposals is overly broad because it includes other elements of compensation besides salary and bonus. Some benefits, such as pension payouts, may have been earned over many years and could well exceed three times salary and bonus.

Rather than support shareholder resolutions attempting to proscribe severance packages, PROXY Governance prefers to hold the Compensation Committee responsible through "withhold" votes if it approves benefits and perks that are unreasonable. Because current disclosure practices are largely inadequate to determine in advance the dollar amount of potential payouts, shareholders may only be able to identify severance excesses in the case of a merger/change in control or after an executive has already departed and received the payment.

Other factors that may suggest unreasonable severance arrangements include:

      o     Severance   packages  that  contain   substantial   perks  or  other
            sweeteners, such as tax gross-ups, additional years of retirement credit, etc.

      o Questionable change-in-control provisions (single versus double trigger, definition of change in control, definition of a "for good reason" termination, etc.).

      o     Excessive  overall executive  compensation  relative to peers and to
            company   performance,   suggesting  poor   compensation   committee
            oversight of pay.

      o     Past  abuses,   such  as  generous  payouts  to  poorly   performing
            executives.

PERFORMANCE-BASED EQUITY AWARDS
-------------------------------

PROXY Governance strongly supports a close tie between executive pay and performance. To this end, while we believe shareholders should not attempt to micromanage corporate pay decisions, excessive or abusive use of stock options or failure to deliver long-term performance relative to pay levels may signal the need for alterations to the company's compensation programs. In such instances, there may be value in restricting the use of plain vanilla stock options and supplementing them with some form of performance-based awards such as performance-based options or performance- and time-based restricted shares. Therefore, PROXY Governance will evaluate shareholder proposals asking companies to make greater use of performance-based equity awards based on the following factors:

      o EXECUTIVE COMPENSATION: How does the company's overall executive compensation compare relative to peers and relative to performance based on PROXY Governance's pay-for-performance model? Have the company's compensation programs been delivering performance? If executive pay is excessive, is it mostly attributable to stock options?

      o COMPANY PRACTICES: Has the company been a heavy user of stock options, resulting in high overhang and dilution levels, underwater options or repricings while relative total shareholder returns have been poor? Has the use of either stock options or restricted stock been an issue for the company in the past in terms of excesses or abusive practices? Has it been the subject of public debate without satisfactory conclusion? If the company's executive compensation is out of line with performance, to what extent is it using performance-based awards or reconfiguring its plans to tie pay more closely with performance?

      o COMPENSATION DISCLOSURE: Does the company adequately disclose how its current executive compensation program is tied to performance goals, including the number and value of awards granted? Are performance targets (if disclosed) sufficiently challenging?

      o PROPONENT RATIONALE: Has the proponent made a strong case for targeting the company based on its performance and pay practices (i.e., is there a need for the requested action)? Is the proposal overly restrictive (e.g., requires that a certain percentage of, or that all, executive awards be of a certain type, as opposed to a "significant" amount)?

      o PEER GROUP: Is there a competitive disadvantage to enacting this proposal based on peer company compensation practices?

      o     SHAREHOLDER  VOTE:  Has this proposal been the subject of a previous
            shareholder   vote?  Is  there  a  high  level  of  interest   among
            shareholders?

DIRECTOR AND OFFICER STOCK OWNERSHIP AND RETENTION
--------------------------------------------------

PROXY Governance believes stock ownership by directors and officers (D&O) is beneficial to shareholders and should be encouraged. While we do not favor shareholders micromanaging the company by mandating a particular stock ownership policy, there may be instances--say a poorly performing company with low D&O ownership levels--where implementing a share ownership or holding/retention requirement (or adopting a more rigorous one than is already in place) could help enhance company performance. Therefore, PROXY Governance will examine shareholder resolutions seeking a holding period or retention requirement for stock received from equity awards on a case-by-case basis, taking into account:

      o PROPONENT RATIONALE: Why was the company targeted and how will adoption of the proposal improve shareholder value?

      o STRONG COMPANY PERFORMANCE: Is the company consistently outperforming its peers? If so, PROXY Governance would not see a particular need for the proposal--unless substantiated by the proponent--and would be inclined to recommend against it.

      o MEDIOCRE COMPANY PERFORMANCE: If company performance has been average or substandard relative to peers, PROXY Governance will consider additional factors, including the current level of D&O ownership and any stock ownership or retention requirements in place at the company.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)
-----------------------------------------------

PROXY Governance recognizes that SERPs have become part of the accepted pattern of executive compensation but also feels that their potential for abuse is such that, as an important measure of investor confidence in the oversight of the board's compensation committee, transparency is necessary and can best be ensured by meticulous disclosure. Therefore, while we would be inclined to oppose shareholder resolutions seeking a vote on the specific terms of SERP plans (on the grounds that this is the responsibility of the compensation committee), we would tend to support those resolutions demanding better and more specific disclosure of executive pension benefits. Also, because we take a holistic approach to executive compensation, and SERP benefits can be an important part of compensation packages, we will look at such factors as:

      o Is executive pay excessive overall based on PROXY Governance's pay-for-performance model?

      o Is disclosure clear or obscure? Can the impact of this plan be determined or is it too vague to clearly quantify its effects?

      o The type of benefits provided under the SERP and what the potential payout could be. Does the plan appear to be overly generous in comparison to those normally seen? If it is egregious, should votes be withheld from the compensation committee?

      o     Is the company cutting back on employee pensions?

      o How feasible or realistic is it to implement the proposal (e.g., getting a shareholder vote on extraordinary pension benefits) and does that pose problems in recruiting executives?

      o     What are the proponent's reasons for targeting the company?

      o Has the proposal received majority support in the past and how has the board responded to it?

PROXY Governance will oppose shareholder resolutions to base SERP benefits strictly on salary and exclude any incentive pay. Most executives' annual compensation is predominantly at-risk pay rather than straight salary. We believe such proposals are overly prescriptive and could lead to unintended consequences (such as companies simply shifting more compensation to salary and away from incentive pay).

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY ON PAY")
------------------------------------------------------

PROXY Governance will evaluate case by case shareholder resolutions seeking an annual shareholder advisory vote on executive compensation, supporting them where we conclude the company has not adequately addressed pay-for-performance problems (instances where we would logically also recommend withholding votes from compensation committee members, assuming any are standing for reelection). Where the targeted company has demonstrated responsiveness to shareholder concerns and responsible compensation practices, we will not support an advisory vote for the sake of having it in place to voice unnamed future compensation concerns at the company.

INDEPENDENT COMPENSATION CONSULTANT
-----------------------------------

PROXY Governance supports the independence of board compensation consultants and will support shareholder resolutions to disclose other relationships between the consultant and the company or executives. We will not support proposals also seeking disclosure of the consultant's fees. The amount of fees is not necessarily meaningful since one would expect and want the board to pay for high quality compensation work.

OPTION BACKDATING
-----------------

PROXY Governance will note in its reports companies that have been under internal or external investigation for option backdating, spring-loading or bullet-dodging, including the outcome and any remedial measures taken by the board. Because it is difficult to know who at the company bears blame, we will focus on what corrective actions the board has taken: conducting an internal probe, canceling/repricing backdated options or disgorging proceeds from exercised awards, dismissing responsible executives or directors, improving internal controls, and adopting grant policies and procedures that are not subject to manipulation. Because we believe the full board is responsible for any remedial action, we will recommend withholding votes from the board where such action appears inadequate.

We will examine case by case shareholder proposals that request the use of fixed, pre-announced option grant dates, with the exception of new hires. We will support these proposals where the board's efforts to correct past backdating problems have been inadequate.

CAPITAL STRUCTURE
-----------------

CAPITAL INCREASES
-----------------

PROXY Governance views uses of capital as generally the purview of the board and management and believes they should be given reasonable flexibility in determining the company's projected need for additional shares. Rarely since the 1980s have unissued shares been used in an anti-takeover context. More recent abuses have typically occurred with small capitalization companies that, due to capital constraints, engage in dilutive private placements of preferred stock.

Because of the limited potential for abuse, we believe managements should be accorded reasonable flexibility in determining their projected needs for additional shares. Therefore, PROXY Governance will likely support requests to increase authorized common or preferred stock unless there is evidence of past abuses or reason to distrust management's judgment in its use of the company's authorized share capital (which could also be reason to withhold votes from directors). These may include:

      o Poorly executed or binge acquisitions resulting in poor returns to shareholders

      o Interested party transactions or sweetheart deals involving large amounts of stock

      o     So-called "toxic convertible" private placements

      o A substantial increase with no apparent or compelling justification for it

DUAL CLASSES OF STOCK/RECAPITALIZATIONS
---------------------------------------

PROXY Governance subscribes to the "one share, one vote" principle and generally opposes the creation of common shares that do not have full voting rights. Multiple classes of stock unnecessarily complicate the issuer's capital structure, without providing any certainty of countervailing benefits. While supervoting shares may be propitious in the initial years following an IPO, they should eventually be phased out. The founders should not perpetuate control absent a proportional equity interest, given the risks of entrenchment and other corporate governance concerns. Short of a Warren Buffett style benevolent dictatorship, minority shareholders are ceding their only recourse for effecting oversight and change where performance or governance problems exist: their vote. In view of this, PROXY Governance will evaluate dual class capital proposals in the following manner:

      o Oppose management proposals to create a separate class of common shares with superior voting rights.

      o Oppose management requests to increase authorized shares of existing supervoting stock unless management presents a compelling reason for the additional shares.

      o Examine case-by-case management proposals to create nonvoting or subvoting classes of stock, based on whether management can make a compelling argument for issuing such shares from a capital formation standpoint, as opposed to issuing preferred stock or single voting common stock. Although nonvoting and subvoting stock causes little or no voting dilution to existing shareholders, PROXY Governance generally opposes the creation of such shares because they do not capture all of the potential value of the stock (i.e., the shares trade at less than full value).

      o Support management recapitalization schemes which replace dual class shares with common stock carrying one vote per share.

      o Generally support shareholder proposals to eliminate supervoting stock through a recapitalization of the company unless there is compelling evidence that it would not be in shareholders' best interests to do so (e.g., if the company is a recent IPO or if the performance history has been exemplary).

REVERSE STOCK SPLIT
-------------------

PROXY Governance generally regards reverse stock splits as beneficial to shareholders (for increasing investor interest and liquidity) and even imperative if there is a risk of delisting. While we will usually support such resolutions, we will also take into account the board's reasons for the transaction and the company's fundamentals. A sizable split ratio, for example, may simply signal a temporary effort to keep the stock afloat that is unlikely to have lasting results. In other instances, if the company has sufficient cash, a share repurchase may be a better strategy for bolstering the stock price and promoting investor demand while avoiding the negative market reaction that a reverse stock split often engenders.

Where there is no proportional reduction in authorized share capital, the reverse split has the same effect as increasing authorized common shares by the same multiple as the split ratio. In these instances, PROXY Governance will consider whether the effective increase in authorized shares poses any risk to shareholders, as evidenced by past abuses of the company's use of share capital.

CORPORATE TRANSACTIONS AND TAKEOVER DEFENSES
--------------------------------------------

MERGERS & ACQUISITIONS
----------------------

A determination of whether a merger or acquisition is in the best interests of a particular shareholder is based on factors that are specific to that investor, such as his cost basis, his investment strategy, and the percentage-to-portfolio holdings of the target company shares. It is our view that a proxy advisory firm cannot know such factors nor can it realistically perform the caliber of evaluation of a deal from a financial standpoint that industry specialists and market analysts are able to perform. Therefore, PROXY Governance will focus its own analysis on the governance aspects of a transaction and provide a consensus opinion of reputable market analysts on its financial merits. Factors for consideration include the integrity of the negotiating/auction process, degree of board involvement, conflicts of interest or potential self-dealing (particularly in terms of change-in-control payouts), impediments to other offers, and the combined company's governance structure. We will generally oppose deals that do not meet the following two hurdles:

      o Financial test: Strong analyst consensus in favor of the deal. If analysts are divided on a deal, then we would have reason to seriously question its merits.

      o Governance test: No governance issues that have material consequences on the price being paid. A flawed process (e.g., inadequate effort to obtain higher offers) or conflicts of interest (e.g., generous payouts to executives) could signal money was left on the table.

SHAREHOLDER RIGHTS PLANS (POISON PILLS)
---------------------------------------

PROXY Governance believes there are valid reasons to have a shareholder rights plan--including empirical evidence that poison pills can yield higher takeover premiums in the hands of an independent board--and would not be inclined to second-guess a board's business judgment in determining if and when a pill should be adopted. While we can appreciate shareholder concerns about potential abuses, initiatives to redeem pills are largely meaningless since a board can always adopt another pill. Similarly, shareholder requests to commit any future pill to a shareholder vote can be ineffectual since, consistent with statutory law, a company can only reasonably obligate itself to obtaining a shareholder vote if that would not compromise the board's exercise of its good faith business judgment in evaluating and responding to certain extraordinary corporate events. Consequently, PROXY Governance would only be inclined to support a shareholder proposal seeking the redemption of or shareholder ratification of a pill if there is evidence of board entrenchment, if the pill contains onerous features (dead-hand or slow-hand provision) or if there has been past abuse of takeover defenses, such as rebuffing favorable takeover offers (which could also be cause to withhold votes from the board).

SUPERMAJORITY VOTE REQUIREMENTS
-------------------------------

PROXY Governance will generally support proposals--be they from shareholders or managements--to remove supermajority voting thresholds in the belief that corporate actions requiring shareholder approval, other than director elections, should be subject to simple majority rule. Supermajority voting provisions can work against boards as well as shareholders as it can be extremely difficult to attain the required threshold, even when an action is backed by the board, because many shareholders do not bother to vote.

Shareholder resolutions will additionally be examined to ensure that the request to adopt simple majority voting is feasible to implement, not contradictory to state law voting requirements, and unlikely to lead to unintended consequences. We will also consider a company's specific circumstances where removal of supermajority provisions could effectively harm shareholder rights. For example, retaining a higher than majority voting threshold benefits minority shareholders when there is a significant or controlling shareholder that would otherwise be in a position to sway voting outcomes.

While it is unlikely in the current governance environment that a company would seek a charter amendment to adopt a supermajority voting provision, before supporting such a resolution PROXY Governance would expect the board to present a compelling reason for wanting to implement such a requirement and specify how it would benefit shareholders.

REINCORPORATION
---------------

PROXY Governance will examine reincorporation proposals case-by-case, first considering the stated reasons for the change in jurisdiction and whether it is part of a larger restructuring effort or a merger agreement. We will also take into account the differences in the corporate law of the two states, as well as compare the critical governance provisions both before and after the proposed move. If the proposal is to reincorporate in Delaware, we would be inclined to favor it, because so many other large U.S. companies are already incorporated there, and the Delaware courts have recently evidenced an increasing tendency to interpret the fiduciary duty of directors in a more stringent manner. In addition, while other state courts may or may not consider Delaware decisions as precedent in interpreting their corporate laws, litigation in that jurisdiction generally leads to a quicker and more predictable outcome of a corporate law dispute. On the other hand, if the proposal is to reincorporate in a state which has adopted onerous anti-takeover laws, then we would carefully examine the logic and quantifiable economic benefits of the proposed move in determining whether it would be in the best interests of shareholders.

FORMATION OF HOLDING COMPANY
----------------------------

Holding company restructurings do not usually pose any significant concerns to shareholders. Therefore, PROXY Governance will generally support the formation of a holding company as long as there is economic merit to the restructuring and unless there are deleterious governance changes that outweigh the financial and strategic benefits of pursuing the transaction. Typically these would include differences in shareholder rights, takeover defenses, and capital structure in the charter and bylaws being adopted by the holding company or, if applicable, in a new state of incorporation. Changes in management and the board and any related severance agreements or change-in-control benefits will also be taken into account.

VALUE MAXIMIZATION
------------------

PROXY Governance generally does not support shareholder resolutions asking a company to maximize value because the remedial actions suggested by the proponents are typically severe, such as an outright sale or liquidation, neither of which may be in the best interests of shareholders if the company's share price is depressed. Instances where we may support the proposal include
(1) in the case of a proposal to sell, there is evidence that the company has rebuffed a favorable takeover offer (e.g., a tender or share exchange offer where a majority of the shares have tendered) or (2) in the case of a proposal to liquidate, there are going concern issues.

On the other hand, hiring an investment bank to explore strategic alternatives may be warranted if it appears that the company is not taking appropriate steps to correct its performance or thoroughly consider its options. PROXY Governance will evaluate proposals of this type case-by-case based on the following factors:

      o COMPANY PERFORMANCE. Has the company experienced sustained poor performance with no turnaround in sight?

      o MANAGEMENT PLAN. What is the company's explanation for substandard performance and shareholder returns? Has management presented a realistic business plan for correcting performance? Has the board already taken specific action to improve value, such as making changes to senior management? If the board is not willing to hire a financial advisor, what are the reasons?

      o MARKET ANALYST REPORTS. What are Wall Street's views on the company's prospects and future value? Are there indications that shareholders could receive greater value in a sale or liquidation at this time?

      o ENTRENCHED BOARD/MANAGEMENT: Are there signs that the board may be entrenched (i.e., simply averse to considering a sale) or not engaging in effective oversight of management? (e.g., rejecting indications of interest from other parties, long-tenured directors, no changes in senior management or business plan while performance has deteriorated, adopting anti-takeover devices, excessive executive compensation, etc).

SOCIAL ISSUE PROPOSALS
----------------------

SOCIAL ISSUE PROPOSALS IN GENERAL
---------------------------------

The primary test for determining whether PROXY Governance should support social issue proposals rests upon whether enacting them or failure to enact them will, respectively, enhance or harm long-term corporate and shareholder value, broadly speaking. The burden of proof for this test should rest upon the proponent of the resolution.

PROXY Governance's recommendation of whether or not to adopt such proposals at a given company will be based on an assessment of factors, including:

      o SHAREHOLDER VALUE: Has the proponent met the burden of proof in showing a reasonable connection between the proposal and increased long-term shareholder value? If there is no positive correlation, is there evidence that failure to adopt the proposal will have a negative effect? Will there likely be an effect on reputation or competitiveness?

      o REALISTIC IMPACT: If enacted, would the proposal accomplish what it seeks to do? Is there value in what it seeks? Will it be duplicative of company efforts? Will it be burdensome to the company without providing adequate or appropriate return?

      o PEER GROUP: What position have members of the company's peer group taken? If peers have taken a position similar to the proposal, has there been a positive effect for those companies?

      o COMPANY HISTORY: Does the proposal address any issues the company has previously dealt with inadequately or inappropriately? Has the company been the subject of public debate in the past without satisfactory conclusion?

      o COMPANY PERFORMANCE: Is company performance a factor? Will this enhance, obstruct or otherwise affect the company's performance?

      o SHAREHOLDER VOTE: Has this proposal been the subject of a previous shareholder vote? Does the vote indicate a high or low level of interest by shareholders?

      o RISK: Is there financial or related risk involved in not addressing the proposal? Does the proposal relate to issues that could affect the company if not adequately addressed?

      o REGULATORY CONCERNS: Are there any applicable laws or regulations that the proposal addresses or violates?

      o     COST: Is estimated cost a factor?

TRANSPARENCY AND ACCOUNTABILITY IN CORPORATE POLITICAL CONTRIBUTIONS
--------------------------------------------------------------------

PROXY Governance, Inc. recognizes that a strong case can be made for disclosure of corporate political contributions (as distinguished from contributions from a company political action committee (PAC) funded by employees) as a reasonable check on management's approach to planning and use of corporate resources. Although a good deal of this information is publicly available through a number of sources, no single source provides all of the pertinent information, and we do not feel it is sufficient for a company to simply post links on its website to outside reports or compilations on political donations.

PROXY Governance believes that, at a minimum, companies should:

      1. Be willing to provide their policy on political contributions and disclose the contributions made upon the request of a shareholder. As long as such a report can be made available, it need not be published and sent to all shareholders, published in certain news venues, or disclosed on the company's website.

      2. Provide board or board committee oversight of the political contributions made and to which candidates (at least over a de minimis level) to ensure that the contributions have a clear relationship to the company's best interests.

Absent these minimal requirements, we will generally support shareholder resolutions seeking greater transparency in political giving.

AMEND EEO POLICY TO INCLUDE SEXUAL ORIENTATION
----------------------------------------------

PROXY Governance will generally support shareholder resolutions asking to add sexual orientation to the company's EEO statement. Although not mandated by federal equal employment law, we recognize that the vast majority of S&P 500 companies have adopted written employment policies prohibiting discrimination based upon sexual orientation. Moreover, adopting such policies may in some cases provide a competitive advantage in employee recruitment and retention as well as reputational benefits.

We will generally oppose shareholder resolutions that also extend to gender identity, employee benefits, corporate advertising and marketing, sales of goods or services, and corporate charitable contributions.

                                  ROUTINE ITEMS
                                  -------------

ADJOURN MEETING/APPROVE OTHER BUSINESS
--------------------------------------

PROXY Governance will consider "adjourn meeting" proposals on a case-by-case basis based on whether management's reasons for the extension are beneficial to shareholders. If the proposals being voted on are, in PROXY Governance's view, advantageous to shareholders, there may be justification for additional solicitation time to obtain a higher voting turnout (particularly if a proposal requires supermajority approval).

PROXY Governance will examine "transact other business" proposals case-by-case. Because this resolution gives management broad authority to act without further shareholder approval, the company should provide adequate information in the proxy statement as to what other measures may be taken at the meeting.

PART C.     OTHER INFORMATION
            -----------------

Item 23.    EXHIBITS
            --------

            (a) Agreement and Declaration of Trust-- Incorporated herein by reference to Registrant's initial Registration Statement filed on March 16, 2004

            (b) Bylaws-- Incorporated herein by reference to Registrant's initial Registration Statement filed on March 16, 2004

            (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

            (d)   (i)   Investment  Advisory  Agreement  with TFS Capital LLC on
                        behalf of TFS Market Neutral Fund--  Incorporated herein
                        by  reference  to  Registrant's   initial   Registration
                        Statement filed on March 16, 2004

                  (ii) Investment Advisory Agreement with TFS Capital LLC on behalf of TFS Small Cap Fund-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on December 22, 2005

                  (iii) Form of Investment  Advisory  Agreement with TFS Capital
                        LLC on behalf of TFS 130/30 Fund -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on October 15, 2007

            (e)   Distribution  Agreement with Ultimus Fund Distributors,  LLC--
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 4 filed on October 27, 2006

            (f)   Inapplicable

            (g) Custody Agreement with UMB Bank, N.A.-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on December 22, 2005

            (h)   (i)   Expense  Limitation  Agreement  for Market  Neutral Fund
                        with TFS Capital LLC-- Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on
                        May 28, 2004

                  (ii) Expense Limitation Agreement for Small Cap Fund with TFS Capital LLC-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on December 22, 2005

                  (iii) Form of Expense Limitation Agreement for TFS 130/30 Fund
                        with TFS Capital LLC -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on October 15, 2007

                  (iv) Administration Agreement with Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 filed on October 27, 2006

                  (v) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 filed on October 27, 2006

                  (vi) Fund Accounting Agreement with Ultimus Fund Solutions, LLC-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 4 filed on October 27, 2006

            (i) Opinion of Counsel-- Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 3 filed on July 14, 2004

            (j)   Inapplicable

            (k)   Inapplicable

            (l) Initial Capital Agreement-- Incorporated herein by reference to Registrant's initial Registration Statement filed on March 16, 2004

            (m)   Inapplicable

            (n)   Inapplicable

            (o)   Inapplicable

            (p)   (i)   Code of Ethics of TFS Capital  Investment  Trust and TFS
                        Capital,   LLC--Incorporated   herein  by  reference  to
                        Registrant's Pre-Effective Amendment No. 3 filed on July
                        14, 2004

                  (ii) Code of Ethics of Ultimus Fund Distributors, LLC-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on October 15, 2007

(Other Exhibits)  Powers of Attorney of the  Trustees--  Incorporated  herein by reference to Registrant's Pre-Effective Amendment No. 3 filed on July 14, 2004

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
            -------------------------------------------------------------

            No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.    INDEMNIFICATION
            ---------------

            Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

                  "SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                  SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

                  SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

            The Investment Advisory Agreements with TFS Capital, LLC ("TFS") provides that TFS shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect TFS against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

            The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

            The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant and its Trustees and officers, as well as TFS. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
            --------------------------------------------------------


            TFS is a registered investment adviser that manages more than $185 million in assets as of September 30, 2007. TFS serves as managing member or portfolio manager to the following two private investment companies: Huntrise Capital Partners LLC and Huntrise Global Partners, Ltd.


            The principals of TFS, set forth below, have not engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years:

            Larry S. Eiben - Principal, Chief Operating Officer and Chief Compliance Officer of TFS; President, Chief Compliance Officer and a Trustee of Registrant

            Richard J. Gates - Principal and Portfolio Manager of TFS

            Kevin J. Gates - Principal and Portfolio Manager of TFS

Item 27.    PRINCIPAL UNDERWRITERS
            ----------------------


            (a) Ultimus Fund Distributors, LLC (the Distributor") also acts as the principal underwriter for Hussman Investment Trust, Williamsburg Investment Trust, The Shepherd Street Funds, Inc., Oak Value Trust, Profit Funds Investment Trust, The Berwyn Funds, The Cutler Trust, The Destination Funds, Schwartz Investment Trust, Veracity Funds, Surgeons Diversified Investment Fund, Black Pearl Funds, The GKM Funds, PMFM Investment Trust, Piedmont Investment Trust, Guerite Funds, CM Advisers Family of Funds, Centurion Investment Trust, Monteagle Funds and Gardner Lewis Investment Trust, other open-end investment companies.


                                                 Position with                  Position with
            (b)   Name                           Distributor                    Registrant
                  ------------------------       ---------------------------    -------------------
                  Robert G. Dorsey               President/Managing Director    Vice President

                  John F. Splain                 Secretary/Managing Director    Secretary

                  Mark J. Seger                  Treasurer/Managing Director    Treasurer

                  Theresa M. Bridge              Vice President                 Assistant Treasurer

                  Wade R. Bridge                 Vice President                 Assistant Secretary

                  Steven F. Nienhaus             Vice President                 None

                  Craig Hunt                     Vice President                 Asst. Vice President

                  Tina Bloom                     Vice President                 None

            The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

            (c)   Inapplicable

Item 28.    LOCATION OF ACCOUNTS AND RECORDS
            --------------------------------

            Accounts,  books and other  documents  required to be  maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, TFS Capital LLC, 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226. Certain records, including records relating to the possession of Registrant's securities, may be maintained at the offices of Registrant's custodian, UMB Bank, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106.

Item 29.    MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
            -------------------------------------------------

            Inapplicable

Item 30.    UNDERTAKINGS
            ------------

            Inapplicable

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond and State of Virginia, on the 29th day of October, 2007.


                                        TFS CAPITAL INVESTMENT TRUST

                                        By: /s/ Larry S. Eiben
                                            ------------------------------------
                                            Larry S. Eiben
                                            President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title                        Date
---------                        -----                        ----

/s/ Larry S. Eiben               Trustee,                     October 29, 2007
---------------------------      President and Secretary
Larry S. Eiben


/s/ Mark J. Seger                Treasurer                    October 29, 2007
---------------------------
Mark J. Seger


             *                   Trustee
---------------------------
Mark J. Malone


             *                   Trustee                      /s/ Wade R. Bridge
---------------------------                                   ------------------
Brian O'Connell                                               Attorney-in-Fact*
                                                              October 29, 2007

             *                   Trustee
---------------------------
Thomas Michael Frederick


             *                   Trustee
---------------------------
Merle C. Hazelton

                                INDEX TO EXHIBITS
                                -----------------

Item 23 (j)        Consent of Independent Registered Public Accounting Firm